                                                                 Exhibit 10.55


                                                                EXECUTION COPY

                                 Mail.com, Inc.

                                       to

                     American Stock Transfer & Trust Company
                                   as Trustee

                                   -----------


                                    Indenture

                          Dated as of January 26, 2000

                  7.00% Convertible Subordinated Notes due 2005

                                TABLE OF CONTENTS

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                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions.  ......................................................................1
Section 1.02.  Other Definitions...................................................................5
Section 1.03.  Incorporation by Reference of Trust Indenture Act...................................6
Section 1.04.  Rules of Construction...............................................................6

                                   ARTICLE II

                                 THE SECURITIES

Section 2.01.  Form and Dating.....................................................................7
Section 2.02.  Execution, Authentication and Delivery..............................................8
Section 2.03.  Registrar, Paying Agent and Conversion Agent........................................8
Section 2.04.  Paying Agent to Hold Money in Trust.................................................8
Section 2.05.  Noteholder Lists....................................................................8
Section 2.06.  Transfer and Exchange...............................................................9
Section 2.07.  Replacement Securities.............................................................11
Section 2.08.  Outstanding Securities.............................................................11
Section 2.09.  Treasury Securities................................................................11
Section 2.10.  Temporary Securities; Exchange of Global Security for Definitive Securities........12
Section 2.11.  Cancelation........................................................................12
Section 2.12.  Payment of Interest: Interest Rights Preserved.....................................12
Section 2.13.  Computation of Interest............................................................13
Section 2.14.  CUSIP Number.......................................................................13
Section 2.15.  Regulation S.......................................................................13
Section 2.16.  Persons Deemed Owners..............................................................14

                                   ARTICLE III

                                   REDEMPTION

Section 3.01.  Notices to Trustee.................................................................14
Section 3.02.  Selection of Securities to be Redeemed.............................................14
Section 3.03.  Notice of Redemption...............................................................14
Section 3.04.  Effect of Notice of Redemption.....................................................15
Section 3.05.  Deposit of Redemption Price........................................................15
Section 3.06.  Securities Redeemed in Part........................................................15
Section 3.07.  Optional Redemption and Provisional Redemption.....................................16
Section 3.08.  Designated Event Offer.............................................................16
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                                        i


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                                   ARTICLE IV

                                    COVENANTS

Section 4.01.  Payment of Securities..............................................................17
Section 4.02.  SEC Reports........................................................................18
Section 4.03.  Compliance Certificate.............................................................18
Section 4.04.  Stay, Extension and Usury Law......................................................18
Section 4.05.  Corporate Existence................................................................19
Section 4.06.  Taxes..............................................................................19
Section 4.07.  Designated Event...................................................................19
Section 4.08.  Investment Company Act.............................................................19

                                    ARTICLE V

                                   CONVERSION

Section 5.01.  Conversion Privilege...............................................................19
Section 5.02.  Conversion Procedure...............................................................19
Section 5.03.  Fractional Shares..................................................................20
Section 5.04.  Taxes on Conversion................................................................20
Section 5.05.  Company to Provide Stock...........................................................20
Section 5.06.  Adjustment of Conversion Price.....................................................21
Section 5.07.  No Adjustment......................................................................24
Section 5.08.  Other Adjustments..................................................................24
Section 5.09.  [Intentionally Left Blank].........................................................24
Section 5.10.  [Intentionally Left Blank].........................................................24
Section 5.11.  Notice of Adjustment...............................................................24
Section 5.12.  Notice of Certain Transactions.....................................................24
Section 5.13.  Effect of Reclassifications, Consolidations, Mergers, Continuances or Sales on
                      Conversion Privilege........................................................24

Section 5.14.  Trustee's Disclaimer...............................................................25
Section 5.15.  Cancelation of Converted Securities................................................25
Section 5.16.  Restriction on Class A common stock Issuable Upon Conversion.......................25

                                   ARTICLE VI

                                  SUBORDINATION

Section 6.01.  Agreement to Subordinate...........................................................26
Section 6.02.  No Payment on Securities if Senior Debt in Default.................................26
Section 6.03.     Distribution on Acceleration of Securities; Dissolution and Reorganization;
                  Subrogation of Securities.......................................................27
Section 6.04.  Reliance by Senior Debt on Subordination Provisions................................29
Section 6.05.  No Waiver of Subordination Provisions..............................................29
Section 6.06.  Trustee's Relation to Senior Debt..................................................29
Section 6.07.  Other Provisions Subject Hereto....................................................30

                                   ARTICLE VII

                                   SUCCESSORS

Section 7.01.  Merger, Consolidation or Sale of Assets............................................30
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Section 7.02.  Successor Corporation Substituted..................................................30

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

Section 8.01.  Events of Default..................................................................31
Section 8.02.  Acceleration.......................................................................32
Section 8.03.  Other Remedies.....................................................................32
Section 8.04.  Waiver of Past Defaults............................................................32
Section 8.05.  Control by Majority................................................................32
Section 8.06.  Limitation on Suits................................................................33
Section 8.07.  Rights of Noteholders to Receive Payment...........................................33
Section 8.08.  Collection Suit by Trustee.........................................................33
Section 8.09.  Trustee May File Proofs of Claim...................................................33
Section 8.10.  Priorities.........................................................................34
Section 8.11.  Undertaking for Costs..............................................................34
Section 8.12.  Restoration of Rights and Remedies.................................................34
Section 8.13.  Rights and Remedies Cumulative.....................................................35
Section 8.14.  Delay or Omission Not Waiver.......................................................35

                                   ARTICLE IX

                                     TRUSTEE

Section 9.01.  Duties of Trustee..................................................................35
Section 9.02.  Rights of Trustee..................................................................35
Section 9.03.  Individual Rights of Trustee.......................................................36
Section 9.04.  Trustee's Disclaimer...............................................................36
Section 9.05.  Notice of Defaults.................................................................36
Section 9.06.  Reports by Trustee to Noteholders..................................................37
Section 9.07.  Compensation and Indemnity.........................................................37
Section 9.08.  Replacement of Trustee.............................................................37
Section 9.09.  Successor Trustee by Merger, Etc...................................................38
Section 9.10.  Eligibility; Disqualification......................................................38
Section 9.11.  Preferential Collection of Claims Against Company..................................38



                                    ARTICLE X

                             DISCHARGE OF INDENTURE

Section 10.01.  Termination of the Company's Obligations..........................................38
Section 10.02.  Repayment to Company..............................................................39
Section 10.03.  Reinstatement.....................................................................40

                                   ARTICLE XI

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 11.01.  Without Consent of Noteholders....................................................40
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                                       iii


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Section 11.02.  With Consent of Noteholders.......................................................40
Section 11.03.  Compliance with Trust Indenture Act...............................................41
Section 11.04.  Revocation and Effect of Consents.................................................41
Section 11.05.  Notation on or Exchange of Securities.............................................42
Section 11.06.  Trustee Protected.................................................................42
Section 11.07.  Trustee to Sign Supplemental Indentures...........................................42
Section 11.08.  Payment for Consent...............................................................43

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.01.  Trust Indenture Act Controls......................................................43
Section 12.02.  Notices...........................................................................43
Section 12.03.  Communication by Noteholders with Other Noteholders...............................43
Section 12.04.  Certificate and Opinion as to Conditions Precedent................................44
Section 12.05.  Statements Required in Certificate or Opinion.....................................44
Section 12.06.  Rules by Trustee and Agents.......................................................44
Section 12.07.  Legal Holidays....................................................................44
Section 12.08.  No Recourse Against Others........................................................45
Section 12.09.  Counterparts......................................................................45
Section 12.10.  Variable Provisions...............................................................45
Section 12.11.  GOVERNING LAW.....................................................................45
Section 12.12.  No Adverse Interpretation of Other Agreements.....................................45
Section 12.13.  Successors........................................................................46
Section 12.14.  Severability......................................................................46
Section 12.15.  Table of Contents, Headings, Etc..................................................46


EXHIBIT A -- FORM OF CONVERTIBLE SUBORDINATED NOTE................................................A-1
EXHIBIT B -- FORM OF TRANSFER CERTIFICATE.........................................................B-1
EXHIBIT C -- FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE...................................C-1
EXHIBIT D -- FORM OF RESTRICTED COMMON STOCK LEGEND...............................................D-1

EXHIBIT E -- FORM OF TRANSFER CERTIFICATE FOR TRANSFER OF
                  RESTRICTED COMMON STOCK.........................................................E-1
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                                       iv

         INDENTURE dated as of January 26, 2000 between Mail.com, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a New York banking corporation and trust company, as trustee (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Company's 7.00% Convertible Subordinated Notes due 2005 (the "Securities"):

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01.  DEFINITIONS.

         "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

         "AGENT" means any Registrar, Paying Agent or Conversion Agent.

         "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "BOARD OF DIRECTORS" means the board of directors of the Company or any authorized committee of such board of directors.

         "BOARD RESOLUTION" means a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivery to the Trustee.

         "BUSINESS DAY" means any day that is not a Legal Holiday.

         "CAPITAL STOCK" means any and all shares, interests, participations, rights or other equivalents (however designated) of equity interests in any entity, including, without limitation, corporate stock and partnership interests.

         "CHANGE OF CONTROL" means any event where: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more of the Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company ("Voting Stock"); (ii) the Company consolidates with or merges into any other person, or any other person merges into the Company, and, in the case of any such transaction, the outstanding Class A common stock of the Company is reclassified into or exchanged for any other property or securities, unless the stockholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, at least a majority of the combined voting power of the then outstanding voting securities entitled to vote generally in elections of directors of the corporation resulting from such transaction in substantially the same respective proportions as their ownership of the Voting Stock immediately before such transaction; (iii) the Company or the Company and its Subsidiaries, taken as a whole, sells, assigns, conveys, transfers or leases all or substantially all of the assets of the Company or of the Company and its Subsidiaries, taken as a whole, as applicable (other than to one or more wholly owned Subsidiaries of the Company); (iv) any time the Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company); or (v) the stockholders of the Company shall have approved any plan of liquidation or dissolution of the Company; provided, however, that (a) a Change of Control shall not be deemed to have occurred if the Daily Market Price per share of the Class A common stock for any five trading days within the period of 10 consecutive trading days beginning immediately after the later of the Change of Control or the public announcement of the Change of Control shall equal or exceed 105% of the Conversion Price of the Notes in effect on each such trading day; provided further that if the Change of Control results in the reclassification, conversion, exchange of outstanding shares of common stock of the Company, such 10 consecutive trading day period shall be measured as ending immediately before the Change of Control; and (b) a Change of Control under clause (i), (ii) or (iii) above shall not be deemed to have occurred if at least 90% of the consideration in the Change of Control transaction consists of shares of Capital Stock traded on a U.S. national securities exchange or quoted on Nasdaq, and as a result of such transaction, the Securities become convertible solely into such Capital Stock.

         "CLASS A COMMON STOCK" means the Class A common stock, par value $.01 per share, of the Company as the same exists at the date of this Indenture or as such stock may be constituted from time to time.

         "CLOSING DATE" means January 26, 2000.

         "COMPANY" means the party named as such above until a successor replaces it in accordance with Article VII and thereafter means the successor.

         "CONTINUING DIRECTORS" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election or (iii) was nominated for election or elected to such Board of Directors with the approval of Gerald Gorman; provided that Gerald Gorman at the time of such nomination or election owns shares representing more than 50% of the combined voting power of the then outstanding Voting Stock.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 40 Wall Street, 46th floor, New York, New York 10005, Attention: Corporate Trust Department.

         "DAILY MARKET PRICE" means the last reported per share sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing per share bid and asked prices on such day, regular way, in either case as reported on the Nasdaq National Market or, if such Class A common stock is not quoted or admitted to trading on such quotation system, on the principal national securities exchange or quotation system on which such Class A common stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing per share bid and asked prices of such Class A common stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or similar generally accepted reporting service, or, if not so available in such manner, as furnished by any Nasdaq member firm selected from time to time by the Board of Directors of the Company for that purpose, or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Company.

         "DAMAGES PAYMENT DATE" has the meaning set forth in the Registration Agreement.

         "DEFAULT" means any event that is or, with the passage of time or the giving of notice or both, would be an Event of Default.

         "DEPOSITARY" means The Depository Trust Company, its nominees and their respective successors.

         "DESIGNATED EVENT" means the occurrence of a Change of Control or a Termination of Trading.

         "DESIGNATED SENIOR DEBT" means (i) any Senior Debt which as of the Closing Date, has an aggregate principal amount outstanding of at least $15,000,000 and (ii) any Senior Debt, which at the date of determination, has an aggregate principal amount outstanding of, or commitments to lend up to, at least $15,000,000 and is specifically designated by the Company in the instrument evidencing or governing such Senior Debt as "Designated Senior Debt" for purposes of this Indenture.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession of the United States, which are in effect from time to time.

         "GLOBAL SECURITIES LEGEND" means the legend labeled as such and that is set forth in Exhibit A hereto.

         "GUARANTEE" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness; and such term, when used as a verb, shall have correlative meaning.

         "INDEBTEDNESS" means, with respect to any Person, all Obligations, whether or not contingent, of such Person (i)(a) for borrowed money (including, but not limited to, any indebtedness secured by a security interest, mortgage or other lien on the assets of such Person which is (1) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another, or (2) existing on property at the time of acquisition thereof), (b) evidenced by a note, debenture, bond or other written instrument, (c) under a lease required to be capitalized on the balance sheet of the lessee under GAAP or under any lease or related document (including a purchase agreement) which provides that such Person is contractually obligated to purchase or to cause a third party to purchase such leased property, (d) in respect of letters of credit, bank guarantees or bankers' acceptances (including reimbursement obligations with respect to any of the foregoing), (e) with respect to Indebtedness secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such Person are subject, whether or not the Obligation secured thereby shall have been assumed or Guaranteed by or shall otherwise be such Person's legal liability, (f) in respect of the balance of the deferred and unpaid purchase price of any property or assets, and (g) under interest rate or currency swap agreements, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements; (ii) with respect to any Obligation of others of the type described in the preceding clause (i) or under clause (iii) below assumed by or Guaranteed in any manner by such Person or in effect Guaranteed by such Person through an agreement to purchase (including, without limitation, "take or pay" and similar arrangements), contingent or otherwise (and the Obligations of such Person under any such assumptions, Guarantees or other such arrangements); and (iii) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any of the foregoing.

         "INDENTURE" means this Indenture, as amended or supplemented from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including for all purposes of this Indenture any supplemental indenture and the provisions of the TIA that are deemed to be a part of and govern this Indenture and any supplemental indenture.

         "INITIAL PURCHASERS" means Salomon Smith Barney Inc., PaineWebber Incorporated, SG Cowen Securities Corporation and Sands Brothers & Co., Ltd.

         "INTEREST PAYMENT DATE" means, when used with respect to the Securities, each February 1 and August 1.

         "ISSUANCE DATE" means January 26, 2000.

         "JUNIOR SECURITIES" means securities of the Company as reorganized or readjusted or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided for in this Indenture with respect to Securities, to the payment in full without diminution or modification by such plan of all Senior Debt.

         "LIQUIDATED DAMAGES" has the meaning specified in paragraph 12 of the form of Security which is attached as Exhibit A hereto.

         "MATERIAL SUBSIDIARY" means any Subsidiary of the Company which at the date of determination is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on January 26, 2000).

         "MATURITY DATE" and "FINAL MATURITY DATE" mean, when used with respect to the Securities, February 1, 2005.

         "NOTEHOLDER" or "HOLDER" means a person in whose name a Security is registered.

         "NYSE" means the New York Stock Exchange.

         "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "OFFERING MEMORANDUM" means the offering memorandum relating to the Securities dated January 21, 2000.

         "OFFICERS' CERTIFICATE" means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer of the Company, and delivered to the Trustee that meets the requirements of this Indenture.

         "OPINION OF COUNSEL" means a written opinion from legal counsel who is acceptable to the Trustee that meets the requirements of Sections 12.04 and
12.05 hereof. The counsel may be an employee of or counsel to the Company or the Trustee unless otherwise expressly stated herein.

         "PERMITTED HOLDERS" means, collectively, Gerald Gorman and his estate, spouse, legatees, heirs, ancestors and lineal descendants, the legal representatives of any of the foregoing and the trustees of any bona fide trusts of which one or more of the foregoing are the sole beneficiaries or the grantor, or any corporation, trust, partnership or other entity of which one or more of the foregoing "beneficially owns" (as defined in Rule 13d-3 under the Exchange
Act) at least 662/3 % of the total voting power of such corporation, trust, partnership or other entity.

         "PERSON" and "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

         "REGISTRATION AGREEMENT" means the Registration Agreement relating to the Securities and Class A common stock issuable upon conversion of such Securities dated January 26, 2000, between the Company and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

         "REPRESENTATIVE" means the trustee, agent or representative (if any) for an issue of Senior Debt.

         "RESTRICTED COMMON STOCK LEGEND" means the legend labeled as such and that is set forth in Exhibit D hereto.

         "RESTRICTED DEFINITIVE SECURITIES LEGEND" means the legend labeled as such and that is set forth in Exhibit A hereto.

         "RESTRICTED GLOBAL SECURITIES LEGEND" means the legend labeled as such and that is set forth in Exhibit A hereto.

         "RESTRICTED SECURITIES LEGEND" means the Restricted Definitive Securities Legend or the Restricted Global Securities Legend or both, as the context may require.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES" means the Securities described in the preamble above that are issued, authenticated and delivered under this Indenture.

         "SECURITIES ACT" means the Securities Act of 1933.

         "SENIOR DEBT" means the principal of, premium, if any, on, interest on and other amounts due on Indebtedness of the Company, whether outstanding on the date of this Indenture or hereafter created, incurred, assumed or Guaranteed by the Company (including all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any of the foregoing), unless, in the instrument creating or evidencing or pursuant to which such Indebtedness is outstanding, it is expressly provided that such Indebtedness is not senior in right of payment to, or ranks PARI PASSU in right of payment with, the Securities. Senior Debt includes, with respect to the obligations described above, interest accruing, pursuant to the terms of such Senior Debt, on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not post-filing interest is allowed in such proceeding, at the rate specified in the instrument governing the relevant obligation. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include: (a) Indebtedness of or amounts owed by the Company for compensation to employees, or for goods, services or materials purchased in the ordinary course of business; (b) Indebtedness of the Company to a Subsidiary of the Company; or (c) any liability for federal, state, local or other taxes owed or owing by the Company.

         "SHELF REGISTRATION STATEMENT" shall have the meaning set forth in the Registration Agreement.

         "SUBSIDIARY" of a Person means any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

         "TERMINATION OF TRADING" means an event where the Class A common stock
(or other securities into which the Securities are then convertible) is neither approved for trading on the Nasdaq National Market or other established automated over-the-counter trading market in the United States nor listed for trading on the NYSE or another United States national securities exchange.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections
77aaa-77bbbb) and the rules and regulations thereunder as in effect on the date on which this Indenture is qualified under the Trust Indenture Act of 1939 except as required by Section 11.03 hereof; provided that if the Trust Indenture
Act of 1939 or the rules and regulations thereunder are amended after such date, "TIA" means, if so required by such amendment, the Trust Indenture Act of 1939, as so amended.

         "TRADING DAY" shall mean (a)if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon, (b) if the applicable security is listed or admitted for trading on the NYSE or another national securities exchange, a day on which the NYSE or such other national securities exchange is open for business or (c) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Legal
Holiday.

         "TRUST OFFICER" means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, and who shall have direct responsibility for the administration of this Indenture or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject.

         "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

         Section 1.02.  OTHER DEFINITIONS.


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                                                                                                       DEFINED IN
TERM                                                                                                    SECTION
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
"Agent Members"...................................................................................        2.01
"Bankruptcy Law"..................................................................................        8.01
"Cedel Bank"......................................................................................        2.01
"Commencement Date"...............................................................................        3.08
"Conversion Agent"................................................................................        2.03
"Conversion Date".................................................................................        5.02
"Conversion Price"................................................................................        5.01
"Conversion Shares"...............................................................................        5.06
"Current Market Price"............................................................................        5.06
"Custodian".......................................................................................        8.01
"Default Rate"....................................................................................        2.13
"Defaulted Interest...............................................................................        2.12
"Definitive Securities"...........................................................................        2.01
"Designated Event Offer"..........................................................................        4.07
"Designated Event Payment"........................................................................        4.07



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
                                                                                                       DEFINED IN
TERM                                                                                                    SECTION
----                                                                                                    -------
"Designated Event Payment Date"...................................................................        3.08
"Distribution Date"...............................................................................        5.06
"Distribution Record Date"........................................................................        5.06
"Excess Payment"..................................................................................        5.06
"Euroclear".......................................................................................        2.01
"Event of Default"................................................................................        8.01
"Global Security".................................................................................        2.01
"Legal Holiday"...................................................................................       12.07
"Non-Global Purchasers"...........................................................................        2.01
"Officer".........................................................................................       12.10
"Paying Agent"....................................................................................        2.03
"Payment Blockage Notice".........................................................................        6.02
"Payment Blockage Period".........................................................................        6.02
"Payment Default".................................................................................        8.01
"Purchase Agreement"..............................................................................        2.01
"Purchase Date"...................................................................................        5.06
"QIBs"............................................................................................        2.01
"Registrar".......................................................................................        2.03
"Regulation S"....................................................................................        2.01
"Rights"..........................................................................................        5.06
"Rule 144A".......................................................................................        2.01
"Tender Period"...................................................................................        3.08


         Section 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Noteholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the Securities means the Company or any other obligor on the Securities.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

         Section 1.04. RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (a) a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP consistently applied;

                  (c) "or" is not exclusive;

                  (d) words in the singular include the plural, and words in the plural include the singular; and

                  (e) provisions apply to successive events and transactions.

                                   ARTICLE II

                                 THE SECURITIES

         Section 2.01. FORM AND DATING. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture.

         The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Exhibit A are part of the terms of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         (a) GLOBAL SECURITIES. The Securities are being offered and sold by the Company pursuant to a Purchase Agreement relating to the Securities, dated January 20, 2000, among the Company and the Initial Purchasers (the "Purchase Agreement").

         Securities offered and sold (i) in reliance on Regulation S under the Securities Act ("Regulation S") or (ii) to "qualified institutional buyers" as defined in Rule 144A ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A"), each as provided in the Purchase Agreement, shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the Global Securities Legend and Restricted Global Securities Legend set forth in Exhibit A hereto (each, a "Global Security"). Any Global Security shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary for the accounts of participants in the Depositary (and, in the case of Securities held in accordance with Regulation S, registered with the Depositary for the accounts of designated agents holding on behalf of the Euroclear System ("Euroclear") or Cedel Bank, societe anonyme ("Cedel Bank")), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

         (b) BOOK-ENTRY PROVISIONS. This Section 2.01(b) shall apply only to a Global Security deposited with or on behalf of the Depositary.

         The Company shall execute and the Trustee shall, in accordance with this Section 2.01(b) and the written order of the Company, authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary pursuant to a FAST Balance Certificate Agreement between the Depositary and the Trustee.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

         The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations and Instructions to Participants" of Cedel shall be applicable to interests in any Global Securities that are held by participants through Euroclear or Cedel. The Trustee shall have no obligation to notify holders of any such procedures or to monitor or enforce compliance with the same.

         (c) DEFINITIVE SECURITIES. Except as provided in Section 2.06 and 2.10, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities in definitive form. Purchasers of Securities who are not QIBs and did not purchase Securities sold in reliance on Regulation S under the Securities Act (referred to herein as the "Non-Global Purchasers") will receive certificated Securities in definitive form bearing the Restricted Definitive Securities Legend set forth in Exhibit A hereto ("Definitive Securities"). Definitive Securities will bear the Restricted Definitive Securities Legend set forth on Exhibit A unless removed in accordance with Section 2.06(b).

         Section 2.02. EXECUTION, AUTHENTICATION AND DELIVERY. Two Officers shall sign the Securities for the Company by manual or facsimile signature.

         If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be entitled to any benefits under this Indenture or the Registration Agreement or otherwise be valid until authenticated by the manual signature of an authorized signatory of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         Upon a written order of the Company signed by two Officers, the Trustee shall authenticate the Securities for original issue up to an aggregate principal amount of $100,000,000 (plus up to an additional $25,000,000 aggregate principal amount which may be issued from time to time upon exercise by the Initial Purchasers of the over-allotment option set forth in the Purchase Agreement) and deliver such authenticated Securities as directed in such order. The aggregate principal amount of Securities outstanding at any time shall not exceed such amount except as provided in Section 2.07.

         The Trustee may appoint one or more authenticating agents acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

         Section 2.03. REGISTRAR, PAYING AGENT AND CONVERSION AGENT. The Company shall maintain in the Borough of Manhattan, The City of New York, State of New York (i) an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar"), (ii) an office or agency where Securities may be presented for payment (the "Paying Agent"), (iii) an office or agency where Securities may be presented for conversion (the "Conversion Agent") and (iv) an office or agency where notices to or demands upon the Company in respect of the Securities and this Indenture may be sent. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company has initially appointed the Trustee (at 40 Wall Street, 46th floor, New York, New York 10005) as its Registrar, Paying Agent and Conversion Agent in New York. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Registrar" includes any co-registrar, the term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar or Conversion Agent without prior notice to any Noteholder. The Company shall notify the Trustee of the name and address of any newly-appointed Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such.

         Section 2.04. PAYING AGENT TO HOLD MONEY IN TRUST. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Noteholders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, on, interest on and Liquidated Damages, if any, on, the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. Upon payment over to the Trustee, the Paying Agent (if other than the Company or an Affiliate of the Company) shall have no further liability for the money. If the Company or an Affiliate of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Noteholders all money held by it as Paying Agent.

         Section 2.05. NOTEHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with TIA
Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, and the Company shall otherwise comply with TIA Section 312(a).

         Section 2.06. TRANSFER AND EXCHANGE. Where Securities are presented to the Registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of other denominations, such Registrar shall register the transfer or make the exchange if the requirements set forth in this Indenture and as otherwise may be reasonably required by the Registrar with respect to such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.10, 3.06, 3.08, 5.02 or 11.05 hereof not involving any transfer of the Securities).

         The Company shall not be required (i) to issue, register the transfer of, or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of notice of redemption of Securities under
Section 3.03 hereof and ending at the close of business on the day of such mailing, or (ii) to exchange or register the transfer of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         (a) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with Sections 2.01(b) and 2.10 and this Section 2.06(a); provided, however, that beneficial interests in a Global Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the Global Security in accordance with the transfer restrictions set forth under the heading "Notice to Investors" in the Offering Memorandum and, if applicable, in the Restricted Global Securities Legend.

                  (i) Except for transfers or exchanges made in accordance with any of clauses (ii) through (v) of this Section 2.06(a) and Section 2.10, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  (ii) GLOBAL SECURITY TO DEFINITIVE SECURITY. If an owner of a beneficial interest in a Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary wishes at any time to transfer its interest in such Global Security to a Person who is required to take delivery thereof in the form of a Definitive Security, such owner may, subject to the rules and procedures of Euroclear or Cedel Bank, if applicable, and the Depositary, cause the exchange of such interest for one or more Definitive Securities of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the Registrar of (1) instructions from Euroclear or Cedel Bank, if applicable, and the Depositary directing the Trustee to authenticate and deliver one or more Definitive Securities of the same aggregate principal amount as the beneficial interest in the Global Security to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Definitive Securities to be so issued and appropriate delivery instructions, (2) a certificate substantially in the form of Exhibit B attached hereto given by the owner of such beneficial interest, (3) a certificate substantially in the form of Exhibit C attached hereto given by the person acquiring the Definitive Securities for which such interest is being exchanged, to the effect set forth therein, and (4) such other certifications or other information and, in the case of transfers not pursuant to Rule 144A and Regulation S under the Securities Act, legal opinions as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then Euroclear or Cedel Bank, if applicable, or the Registrar, as the case may be, will instruct the Depositary to reduce or cause to be reduced such Global Security by the aggregate principal amount of the beneficial interest therein to be exchanged and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Global Security that is being transferred, and concurrently with such reduction and debit the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Securities of the same aggregate principal amount in accordance with the instructions referred to above.

                  (iii) DEFINITIVE SECURITY TO DEFINITIVE SECURITY. If a holder of a Definitive Security wishes at any time to transfer such Definitive Security (or portion thereof) to a Person who is required to take delivery thereof in the form of a Definitive Security, such holder may, subject to the restrictions on transfer set forth herein and in such Definitive Security, cause the transfer of such Definitive Security (or any portion thereof in a principal amount equal to an authorized denomination) to such transferee. Upon receipt by the Registrar of (1) such Definitive Security, duly endorsed as provided herein, (2) instructions from such holder directing the Trustee to authenticate and deliver one or more Definitive Securities of the same aggregate principal amount as the Definitive Security (or portion thereof) to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Definitive Securities to be so issued and appropriate delivery instructions, (3) a certificate from the holder of the Definitive Security to be transferred in substantially the form of Exhibit B attached hereto, (4) a certificate substantially in the form of Exhibit C attached hereto given by the person acquiring the Definitive Securities (or portion thereof), to the effect set forth therein, and (5) such other certifications or other information and, in the case of transfers not pursuant to Rule 144A and Regulation S under the Securities Act, legal opinions as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Registrar, shall cancel or cause to be canceled such Definitive Security and concurrently therewith, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Securities in the appropriate aggregate principal amount, in accordance with the instructions referred to above and, if only a portion of a Definitive Security is transferred as aforesaid, concurrently therewith Company shall execute and the Trustee shall authenticate and deliver to the transferor a Definitive Security in a principal amount equal to the principal amount which has not been transferred. A holder of a Definitive Security may at any time exchange such Definitive Security for one or more Definitive Securities of other authorized denominations and in the same aggregate principal amount and registered in the same name by delivering such Definitive Security, duly endorsed as provided herein, to the Trustee together with instructions directing the Trustee to authenticate and deliver one or more Definitive Securities in the same aggregate principal amount and registered in the same name as the Definitive Security to be exchanged, and the Registrar thereupon shall cancel or caused to be canceled such Definitive Security and concurrently therewith the Company shall execute and Trustee shall authenticate and deliver, one or more Definitive Securities in the same aggregate principal amount and registered in the same name as the Definitive Security being exchanged.

                  (iv) DEFINITIVE SECURITY TO GLOBAL SECURITY. If a holder of a Definitive Security wishes at any time to transfer such Definitive Security (or portion thereof) to a Person who is not required to take delivery thereof in the form of a Definitive Security, such holder shall, subject to the restrictions on transfer set forth herein and in such Definitive Security and the rules of the Depositary and Euroclear and Cedel Bank, as applicable, cause the exchange of such Definitive Security for a beneficial interest in the Global Security. Upon receipt by the Registrar of (1) such Definitive Security, duly endorsed as provided herein, (2) instructions from such holder directing the Trustee to increase the aggregate principal amount of the Global Security deposited with the Depository or with the Trustee as custodian for the Depository by the same aggregate principal amount at maturity as the Definitive Security to be exchanged, such instructions to contain the name or names of a member of, or participant in, the Depository that is designated as the transferee, the account of such member or participant and other appropriate delivery instructions, (3) the assignment form on the back of the Definitive Security completed in full (certifying in effect that such transfer complies with Rule 144A or Regulation S under the Securities Act or is otherwise being made to a Person who is not required to take delivery of such Security in the form of a Definitive Security) and (4) such other certifications or other information and, in the case of transfers not pursuant to Rule 144A and Regulation S under the Securities Act, legal opinions as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, shall cancel or cause to be canceled such Definitive Security and concurrently therewith shall increase the aggregate principal amount of the Global Security by the same aggregate principal amount as the Definitive Security canceled.

                  (v) OTHER EXCHANGES. In the event that a Global Security is exchanged for Securities in definitive registered form pursuant to
         Section 2.10 prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of clauses (ii) and (iii) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

         (b) Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Agreement, if Securities are issued upon the registration of transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, or if a request is made to remove such a Restricted Securities Legend on Securities, the Securities so issued shall bear the Restricted Securities Legend, or a Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which, in the case of a transfer made not pursuant to Rule 144A and Regulation S under the Securities Act, may include an opinion of counsel given in accordance with the federal securities laws, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision to the Company of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver Securities that do not bear the legend. The Company shall not otherwise be entitled to require the delivery of a legal opinion in connection with any transfer or exchange of Securities.

         (c) Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

         (d) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary's participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation as is expressly required by, and to do so if and when expressly required by, the terms of this Indenture and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 2.07. REPLACEMENT SECURITIES. If the holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Registrar, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's and the Company's requirements (as shall have been previously communicated to the Trustee in a written letter of standing instruction) are met. If required by the Trustee, the Registrar or the Company, an indemnity bond must be furnished sufficient in the judgment of each of the foregoing to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed or purchased by the Company pursuant to Article III hereof or converted into shares of Class A common stock pursuant to Article V hereof, the Company in its discretion may, instead of issuing a new Security, pay, redeem or convert such Security, as the case may be.

         Every replacement Security is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder. The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Securities.

         Section 2.08. OUTSTANDING SECURITIES. The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancelation, and those described in this Section as not outstanding.

         If a Security is replaced, paid, redeemed or converted, it ceases to be outstanding unless, in the case of a replaced Security, the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If Securities are considered paid under Section 4.01 hereof, they cease to be outstanding and interest (and Liquidated Damages, if any) on them ceases to accrue.

         Except as set forth in Section 2.09 hereof, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

         Section 2.09. TREASURY SECURITIES. In determining whether the Noteholders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an

Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Trust Officer actually knows are so owned shall be so disregarded.

         Section 2.10. TEMPORARY SECURITIES; EXCHANGE OF GLOBAL SECURITY FOR DEFINITIVE SECURITIES.

         (a) Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities and shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

         (b) Except for transfers made in accordance with Section 2.06(a), a Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Securities in definitive form only if such transfer complies with Section 2.06 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor Depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing.

         (c) Any Global Security or interest thereon that is transferable to the beneficial owners thereof in the form of certificated Securities in definitive form shall, if held by the Depositary, be surrendered by the Depositary to the Trustee, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Securities of authorized denominations in the form of certificated Securities in definitive form. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any Securities in the form of certificated Securities in definitive form delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.06(b), bear the Restricted Definitive Securities Legend set forth in Exhibit A hereto.

         (d) Prior to any transfer pursuant to Section 2.10(b), the registered holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

         (e) The Company will make available to the Trustee a reasonable supply of certificated Securities in definitive form without interest coupons.

         Section 2.11. CANCELATION. The Company at any time may deliver Securities to the Registrar for cancelation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Trustee shall promptly cancel all Securities surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancelation and shall dispose of all such canceled Securities in accordance with its customary procedures. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Registrar for cancelation or that any holder has converted.

         All Securities which are redeemed by the Company or any of its Subsidiaries or Affiliates prior to the final maturity date of the Securities shall be delivered to the Trustee for cancelation and the Company may not hold or resell any such Securities or issue any new Securities to replace any such Securities or any Securities that any holder has converted pursuant to this Indenture.

         Section 2.12. PAYMENT OF INTEREST: INTEREST RIGHTS PRESERVED. Interest (including Liquidated Damages, if any) on any Security which is payable, and is punctually paid or duly provided for on any February 1 or August 1 shall be paid to the Person in whose name such Security (or one or more predecessor Securities) is registered at the close of business on the record date for such interest payment, which shall be the January 15 or July 15 (whether or not a Business Day) immediately preceding such interest payment date.

         Any interest and Liquidated Damages, if any, on any Security which is payable, but is not punctually paid or duly provided for, on any interest payment date (herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant record date, and, except as hereinafter provided, such Defaulted Interest and any interest payable on such Defaulted Interest may be paid by the Company, at its election, as provided in subsection (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest, and any interest payable on such Defaulted Interest, to the Persons in whose names the Securities are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on the Securities and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest (including Liquidated Damages, if any) or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this subsection (a). Thereupon, the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 calendar days and not less than 10 calendar days prior to the date of the proposed payment and not less than 10 calendar days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be sent, first-class mail, postage prepaid, to each holder at such holder's address as it appears in the register for the Securities, not less than 10 calendar days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered at the close of business on such special record date and shall no longer be payable pursuant to the following subsection (b).

                  (b) The Company may make payment of any Defaulted Interest, and any interest payable on such Defaulted Interest, on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 2.12, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, or in substitution for, any other Security, shall carry the rights to interest (and Liquidated Damages, if any) accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 2.13. COMPUTATION OF INTEREST. Interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities is not paid when due, then to the extent permitted by law, such overdue principal, premium, if any, interest and Liquidated Damages, if any, shall bear interest until paid at the Default Rate, compounded semi-annually. As used herein, the term "Default Rate" means, as of any date and whether or not any Securities are outstanding on such date, a rate per annum equal to (i) the rate borne by the Securities plus (ii) if a Registration Default (as defined in the Registration Agreement) has occurred and is continuing on such date, the per annum rate of interest at which Liquidated Damages on the Securities are being computed on such date or, if no Securities are outstanding on such date, the per annum rate of interest at which Liquidated Damages on the Securities would have been computed on such date if the Securities were outstanding.

         Section 2.14. CUSIP NUMBER. The Company in issuing the Securities may use a "CUSIP" number in notices of redemption or exchange as a convenience to holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any change in the CUSIP number.

         Section 2.15. REGULATION S. The Company agrees that it will refuse to register any transfer of Securities or any shares of Class A common stock issued upon conversion of Securities that is not made in accordance with the provisions of Regulation S under the Securities Act, pursuant to a registration statement which has been declared effective under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided that the provisions of this paragraph shall not be applicable to any Securities which do not bear a Restricted Securities Legend or to any shares of Class A common stock evidenced by certificates which do not bear a Restricted Common Stock Legend.

         Section 2.16. PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any Agent of the Company may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 2.06 and 2.13 above) interest and Liquidated Damages, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any Agent shall be affected by notice to the contrary.

                                   ARTICLE III

                                   REDEMPTION

         Section 3.01. NOTICES TO TRUSTEE. If the Company elects to redeem Securities pursuant to Section 3.07 hereof, it shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed. The Company shall give each notice provided for in this Section 3.01 at least 45 days before the redemption date (unless a shorter notice period shall be satisfactory to the Trustee).

         Section 3.02. SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by a method that complies with the requirements of the quotation system or principal national securities exchange, if any, on which the Securities are admitted for trading or listed, as applicable, or, if the Securities are not so admitted for trading or listed, on a pro rata basis, by lot or by such other method as the Trustee considers fair and appropriate. The Trustee shall make the selection not more than 60 days and not less than 30 days before the redemption date from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in principal amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

         If any Security selected for partial redemption is converted in part after such selection, the converted portion of such Security shall be deemed (so far as may be) to be the portion to be selected for redemption. The Securities (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Security is converted in whole or in part before the mailing of the notice of redemption. Upon any redemption of less than all the Securities, the Company and the Trustee may, solely for purposes of this Section 3.02, treat as outstanding any Securities surrendered for conversion during the period 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

         Section 3.03. NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each holder whose Securities are to be redeemed at such holder's registered address.

         The notice shall identify the Securities to be redeemed (including the CUSIP number) and shall state:

                  (a) the redemption date;

                  (b) the redemption price and the amount of accrued and unpaid interest and Liquidated Damages, if any, to be paid;

                  (c) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon cancelation of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued in the name of the holder thereof;

                  (d) the name and address of the Paying Agent;

                  (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued interest and Liquidated Damages, if any;

                  (f) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, by law or otherwise, interest and Liquidated Damages, if applicable, on Securities called for redemption cease to accrue on and after the redemption date;

                  (g) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed; and

                  (h) any other information necessary to enable holders to comply with the notice of redemption.

         Such notice shall also state the current Conversion Price and the date on which the right to convert such Securities or portions thereof into Class A common stock of the Company will expire.

         At the Company's request, the Trustee shall give notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section 3.03 in a timely manner; provided that the Company shall give the Trustee not less than 60 days' written notice unless the Trustee consents to a shorter period.

         Section 3.04. EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the price set forth in the Security plus interest and Liquidated Damages, if any, accrued and unpaid to the redemption date; provided that accrued interest and Liquidated Damages which are due and payable on any interest payment date which is on or prior to the redemption date shall be payable to the holders of such Securities, or one or more predecessor Securities, registered as such at the close of business on the relevant record date; and provided further that if a redemption date is not a Business Day, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such redemption date to such succeeding Business Day unless the Company shall default in the payment due on such Business Day. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in such notice. Failure to give notice or any defect in the notice to any holder shall not affect the validity of the notice to any other holder.

         The notice if mailed in the manner herein provided shall be conclusively presumed to have been given. In any case, failure to give such notice to any holder or any defect in the notice to any holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Securities.

         Section 3.05. DEPOSIT OF REDEMPTION PRICE. Prior to 10:00 a.m. (New York City time) on the redemption date, the Company shall deposit with the Trustee or the Paying Agent in immediately available funds, money sufficient to pay the redemption price of and accrued and unpaid interest and Liquidated Damages, if applicable, to but not including the redemption date on all Securities to be redeemed on that date (subject to the right of holders of record on the relevant record date to receive interest (and Liquidated Damages, if applicable) due on an interest payment date). The Trustee or such Paying Agent shall return to the Company any money not required for that purpose.

         So long as the Company complies with the preceding paragraph and the other provisions of this Article III and unless the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, by law or otherwise, interest (and Liquidated Damages, if any) on the Securities to be redeemed on the applicable redemption date shall cease to accrue from and after such redemption date and such Securities or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment on the redemption date of the redemption price plus interest and Liquidated Damages, if any, accrued and unpaid to the redemption date. If any Security called for redemption shall not be so paid upon surrender for redemption, then, from the redemption date until such redemption price (including, without limitation, accrued interest and Liquidated Damages, if any) is paid in full, the Company shall pay interest, to the extent permitted by law, on the unpaid principal of and premium, if any, interest and Liquidated Damages, if any, on such Security at the Default Rate, compounded semiannually.

         Section 3.06. SECURITIES REDEEMED IN PART. Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

         Section 3.07. OPTIONAL REDEMPTION AND PROVISIONAL REDEMPTION. The Company may redeem all or any portion of the Securities, upon the terms and at the redemption prices set forth in each of the Securities. Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of
Section 3.01 through 3.06 hereof.

         Section 3.08.  DESIGNATED EVENT OFFER.

         (a) In the event that, pursuant to Section 4.07 hereof, a Designated Event Offer is commenced, the Company shall follow the procedures in this
Section 3.08.

         (b) The Designated Event Offer shall remain open for a period specified by the Company which shall be no less than 30 days and no more than 60 days from and including the date of the mailing of notice in accordance with Section 3.08(e) hereof (the "Commencement Date"), except to the extent that a longer period is required by applicable law (the "Tender Period"). On the day (the "Designated Event Payment Date") immediately following the last day of the Tender Period, the Company shall purchase the principal amount of Securities duly surrendered for repurchase and not withdrawn.

         (c) If a Designated Event Payment Date is after a record date and before the related interest payment date, accrued interest and Liquidated Damages, if any, to the related interest payment date will be paid to the persons in whose names the Securities (or one or more predecessor Securities) are registered at the close of business on such record date, notwithstanding the repurchase of any such Securities on such Designated Event Payment Date, and no additional interest or Liquidated Damages, if any, will be payable to Noteholders who tender Securities for purchase on such Designated Event Payment Date.

         (d) The Company shall provide the Trustee with written notice of the Designated Event Offer at least 10 Business Days before the Commencement Date.

         (e) Within 30 days following any Designated Event, unless the Company is entitled to and has previously elected to redeem all of the outstanding Securities at its option and has previously given holders notice of its intention to redeem all of the outstanding Securities in accordance with Article III of this Indenture, the Company or the Trustee (at the request and expense of the Company) shall send, by first-class mail, a notice to each of the Noteholders, which shall govern the terms of the Designated Event Offer and shall state:

                  (i) that the Designated Event Offer is being made pursuant to this Section 3.08 and Section 4.07 hereof and that all Securities validly tendered will be accepted for payment;

                  (ii) the purchase price (as determined in accordance with Section 4.07 hereof, subject to Section 3.08(c) hereof), the length of time the Designated Event Offer will remain open and the Designated Event Payment Date;

                  (iii) that any Security or portion thereof not validly tendered or accepted for payment will continue to accrue interest and Liquidated Damages, if applicable, and will continue to have conversion rights;

                  (iv) that, unless the Company defaults in the payment of the Designated Event Payment, any Security or portion thereof accepted for payment pursuant to the Designated Event Offer shall cease to accrue interest and Liquidated Damages, if applicable, from and after the Designated Event Payment Date and will cease to have conversion rights after the Designated Event Payment Date;

                  (v) that Noteholders electing to have a Definitive Security or portion thereof purchased pursuant to any Designated Event Offer will be required to surrender the Definitive Security, with the form entitled "Option of Noteholder To Elect Purchase" on the reverse of the Security completed, to a Paying Agent at the address specified in the notice (which shall include an address in the Borough of Manhattan, The City of New York) prior to the close of business on the third Business Day preceding the Designated Event Payment Date;

                  (vi) that Noteholders will be entitled to withdraw their election if a Paying Agent receives, not later than the close of business on the second Business Day preceding the Designated Event Payment Date, a letter or facsimile transmission setting forth the name of the Noteholder, the principal amount of the

         Securities or portion thereof delivered for purchase and a statement that such Noteholder is withdrawing his election to have such Securities or portions thereof purchased; and

                  (vii) for Noteholders whose Securities are being purchased only in part, the Company shall issue and the Trustee shall authenticate for Noteholders (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

         In addition, the notice shall contain all instructions, other information and materials that the Company shall reasonably deem necessary to enable such Noteholders to tender Securities pursuant to the Designated Event Offer or to withdraw tendered Securities. If the Company is not required to mail such notice because, as provided above, it has previously given notice of its intention to redeem the Securities in whole but the Company thereafter defaults in the payment of the redemption price (including accrued interest and Liquidated Damages, if any) on any of the Securities on the relevant redemption date, then the Company shall be required to give notice pursuant to this Section 3.08(e) no later than the second Business Day following such redemption date, in which case the Tender Period shall be 30 days except to the extent that a longer period is required by applicable law. In the event that the Company is required by applicable law to extend the Tender Period beyond the Designated Event Payment Date set forth in such notice, the Company will, as promptly as possible, issue a press release and send notice to holders announcing such extension and the new Designated Event Payment Date, which press release and notice shall state the new deadlines for surrendering and withdrawing Securities.

         (f) Prior to 10:00 a.m (New York City Time) on the Designated Event Payment Date, the Company shall irrevocably deposit with the Trustee or the Paying Agent in immediately available funds an amount equal to the Designated Event Payment in respect of all Securities or portions thereof validly tendered and not withdrawn, such funds to be held for payment in accordance with the terms of this Section 3.08. On the Designated Event Payment Date, the Company shall, to the extent lawful, (i) accept for payment the Securities or portions thereof validly tendered pursuant to the Designated Event Offer, (ii) deliver or cause to be delivered to the Trustee the Securities so accepted and (iii) deliver to the Trustee an Officers' Certificate identifying the Securities or portions thereof tendered and not withdrawn to the Company and stating that such Securities have been accepted for payment by the Company in accordance with the terms of this Section 3.08. The Paying Agent shall promptly (but in any case not later than five calendar days after the Designated Event Payment Date) mail or deliver to each holder of Notes so accepted for payment an amount equal to the Designated Event Payment for such Securities, and the Trustee shall promptly authenticate and mail or otherwise deliver to each such Noteholder a new Security equal in principal amount to any unpurchased portion of the Security surrendered; provided that each new Security shall be in an integral multiple of $1,000. Any Securities not so accepted shall be promptly mailed or otherwise delivered by or on behalf of the Company to the holders thereof. The Company will publicly announce the results of the Designated Event Offer on, or as soon as practicable after, the Designated Event Payment Date.

         (g) The Designated Event Offer shall be made by the Company in compliance with all applicable provisions of the Exchange Act and any other securities laws and regulations (including, without limitation, Rules 13e-4 and 14e-1 under the Exchange Act) to the extent such laws and regulations are applicable in connection with the repurchase of the Securities in connection with a Designated Event.

                                   ARTICLE IV

                                    COVENANTS

         Section 4.01. PAYMENT OF SECURITIES. The Company shall pay the principal of, premium, if any, and interest (and Liquidated Damages, if applicable) on the Securities on the dates and in the manner provided in the Securities and this Indenture. Principal, premium, if any, and interest (and Liquidated Damages, if applicable) shall be considered paid on the date due if the Paying Agent (other than the Company or an Affiliate of the Company) holds on that date money designated for and sufficient to pay all principal, premium, if any and interest (and Liquidated Damages, if any) then due and such Paying Agent is not prohibited from paying such money to the Noteholders on that date pursuant to the terms of this Indenture. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (and on overdue principal, premium, if any, and Liquidated Damages, if applicable (in each case without regard to any applicable grace period)), at the Default Rate, compounded semiannually.

         Section 4.02. SEC REPORTS. The Company will comply with the requirements of TIA Section 314(a). In addition, whether or not required by the rules and regulations of the SEC, so long as any Securities are outstanding, the Company will file with the SEC and furnish (without exhibits) to the Trustee and to the holders of Securities all quarterly and annual financial information required to be contained in a filing with the SEC on Forms 10-Q and 10-K, including a "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and, with respect to annual consolidated financial statements only, a report on the annual consolidated financial statements by the Company's certified independent accountants. The Company shall not be required to file any report or other information with the SEC if the SEC does not permit such filing. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt thereof shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder.

         In addition, so long as any of the Securities or shares of Class A common stock issued or issuable upon conversion of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and if the Company at any time is not subject to and in compliance with either Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, the Company will provide to each holder and beneficial owner of such restricted securities, and to any prospective purchaser designated by any such holder or beneficial owner, upon request of such holder, beneficial owner or prospective purchaser, the information required pursuant to Rule 144A(d)(4) of the Securities Act.

         Section 4.03. COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under, and complied with the covenants and conditions contained in, this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of such Officer's knowledge the Company has kept, observed, performed and fulfilled each and every covenant, and complied with the covenants and conditions contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge) and that to the best of such Officer's knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of, or premium, if any, interest or Liquidated Damages, if any, on, the Securities are prohibited.

         One of the Officers signing such Officers' Certificate shall be either the Company's principal executive officer, principal financial officer or principal accounting officer.

         The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon, but in any event within five Business Days after, becoming aware of:

                  (a) any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture; or

                  (b) any default under any other credit agreement, mortgage, indenture or instrument of the nature described in Section 8.01(e),

an Officers' Certificate specifying such Default, Event of Default or default and what action the Company is taking or proposing to take with respect thereto.

         Immediately upon the occurrence of any event giving rise to an obligation of the Company to pay Liquidated Damages with respect to the Securities in accordance with paragraph 12 of the form thereof and the Registration Agreement or the termination of any such obligation, the Company shall give the Trustee notice of such commencement or termination of the obligation to pay Liquidated Damages with regard to the Securities and the amount thereof (except in the event of a termination) and of the event giving rise to such commencement or termination (such notice to be contained in an Officers' Certificate), and prior to receipt of such Officers' Certificate the Trustee shall be entitled to assume that no such commencement or termination has occurred, as the case may be, unless the Trustee has actual knowledge of such commencement or termination.

         Section 4.04. STAY, EXTENSION AND USURY LAW. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

         Section 4.05. CORPORATE EXISTENCE. Except as provided in Article VII hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory), licenses and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right, license or franchise, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the Noteholders.

         Section 4.06. TAXES. The Company shall pay, and shall cause each of its Material Subsidiaries to pay, prior to delinquency, all taxes, assessments and governmental levies, except such as are contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP or other appropriate provisions have been made or if the failure to pay such taxes would not, in the aggregate, have a material adverse effect on the Company.

         Section 4.07. DESIGNATED EVENT. Upon the occurrence of a Designated Event, each holder of Securities will have the right, in accordance with this
Section 4.07 and Section 3.08 hereof, to require the Company to repurchase all or any part (in an integral multiple of $1,000) of such holder's Securities pursuant to the terms of an offer made as provided in Section 3.08 (the "Designated Event Offer") at a purchase price equal to 100% of the principal amount thereof, plus (subject to Section 3.08(c)) accrued and unpaid interest and Liquidated Damages, if any, thereon to the Designated Event Payment Date (the "Designated Event Payment").

         Section 4.08. INVESTMENT COMPANY ACT. As long as any Securities are outstanding, the Company will conduct its business and operations so as not to become an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will take all steps required in order for it to continue not to be an "investment company" and not to be required to be registered under the Investment Company Act, including, if necessary, redeployment of the assets of the Company.

                                    ARTICLE V

                                   CONVERSION

         Section 5.01. CONVERSION PRIVILEGE. A holder of any Security may convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into fully paid and nonassessable shares of Class A common stock of the Company at any time after 90 days following the Issuance Date and prior to the close of business on the Business Day immediately preceding the final maturity date of the Security at the Conversion Price then in effect, except that, with respect to any Security called for redemption, such conversion right shall terminate at the close of business on the Business Day immediately preceding the redemption date (unless the Company shall default in making the redemption payment when it becomes due, in which case the conversion right shall terminate at the close of business on the date on which such default is cured).

         (b) The number of shares of Class A common stock issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the Conversion Price in effect on the Conversion Date.

         "Conversion Price" means $18.95, as the same may be adjusted from time to time as provided in this Article V.

         Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it. A holder of Securities is not entitled to any rights of a holder of Class A common stock until such holder of Securities has converted such Securities into Class A common stock, and only to the extent that such Securities are deemed to have been converted into Class A common stock under this Article V.

         Section 5.02. CONVERSION PROCEDURE. To convert a Security, a holder must satisfy the requirements in paragraph 11 of the Securities. The date on which the holder satisfies all of those requirements is the conversion date (the "Conversion Date"). As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver to the Trustee a certificate or certificates for the number of whole shares of Class A common stock issuable upon the conversion and a check or other payment for any fractional share in an amount determined pursuant to Section 5.03. Such certificate or certificates will be sent by the Trustee to the Conversion Agent for delivery to the holder. The Person in whose name the certificate is registered shall become the stockholder of record on the Conversion Date and, as of such date, such Person's rights as a Noteholder with respect to the converted Security shall cease and such converted Security shall no longer be deemed outstanding; provided, however, that, except as otherwise provided in this
Section 5.02, no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person entitled to receive the shares of Class A common stock upon such conversion as the stockholder of record of such shares of Class A common stock on such date, but such surrender shall be effective to constitute the Person entitled to receive such shares of Class A common stock as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that such conversion shall be at the Conversion Price in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

         No payment or adjustment will be made for accrued and unpaid interest or Liquidated Damages on a converted Security or for dividends or distributions on, or Liquidated Damages, if any, attributable to, shares of Class A common stock issued upon conversion of a Security, except that, if any holder surrenders a Security for conversion after the close of business on any record date for the payment of an installment of interest and prior to the opening of business on the next succeeding interest payment date, then, notwithstanding such conversion, accrued and unpaid interest and Liquidated Damages, if applicable, payable on such Security on such interest payment date shall be paid on such interest payment date to the person who was the holder of such Security (or one or more predecessor Securities) at the close of business on such record date. In the case of any Security surrendered for conversion after the close of business on a record date for the payment of an installment of interest and prior to the opening of business on the next succeeding interest payment date, then, unless such Security has been called for redemption on a redemption date or is to be repurchased on a Designated Event Payment Date, such Security, when surrendered for conversion, must be accompanied by payment in an amount equal to the interest and Liquidated Damages, if applicable, payable on such interest payment date on the principal amount of such Security so converted. Holders of Class A common stock issued upon conversion will not be entitled to receive any dividends payable to holders of Class A common stock as of any record time before the close of business on the Conversion Date.

         If a holder converts more than one Security at the same time, the number of whole shares of Class A common stock issuable upon the conversion shall be based on the total principal amount of Securities converted.

         Upon surrender of a Definitive Security that is converted in part, the Trustee shall authenticate for the holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

         Section 5.03. FRACTIONAL SHARES. The Company will not issue fractional shares of Class A common stock upon conversion of a Security. In lieu thereof, the Company will pay an amount in cash based upon the Daily Market Price of the Class A common stock on the Trading Day prior to the Conversion Date.

         Section 5.04. TAXES ON CONVERSION. The issuance of certificates for shares of Class A common stock upon the conversion of any Security shall be made without charge to the converting Noteholder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder or holders of the converted Security; provided, however, that in the event that certificates for shares of Class A common stock are to be issued in a name other than the name of the holder of the Security converted, such Security, when surrendered for conversion, shall be accompanied by an instrument of assignment or transfer, in form satisfactory to the Company, duly executed by the registered holder thereof or his duly authorized attorney; and provided further, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the holder of the converted Security, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

         Section 5.05. COMPANY TO PROVIDE STOCK. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A common stock, solely for the purpose of issuance upon conversion of Securities as herein provided, a sufficient number of shares of Class A common stock to permit the conversion of all outstanding Securities for shares of Class A common stock.

         All shares of Class A common stock which may be issued upon conversion of the Securities shall be duly authorized, validly issued, fully paid and nonassessable when so issued. In the case of the conversion of a Global Security, such conversion shall be subject to any Applicable Procedures. The Company shall take such action from time to time as shall be necessary so that par value of the Class A common stock shall at all times be equal to or less than the Conversion Price then in effect.

         The Company shall from time to time take all action necessary so that the Class A common stock which may be issued upon conversion of Securities, immediately upon their issuance (or, if such Class A common stock is subject to restrictions on transfer under the Securities Act, upon their resale pursuant to an effective Shelf Registration Statement or in a transaction pursuant to which the certificate evidencing such Class A common stock shall no longer bear the Restricted Common Stock Legend), will be listed on the Nasdaq National Market or such other interdealer quotation system and market or principal securities exchanges, if any, on which other shares of Class A common stock of the Company are then listed or quoted.

         Section 5.06. ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be subject to adjustment from time to time as follows:

         (a) In case the Company shall (1) pay a dividend in shares of Class A common stock to holders of Class A common stock (or any event treated as such for U.S. Federal income tax purposes), (2) make a distribution in shares of Class A common stock to holders of Class A common stock (or any event treated as such for U.S. Federal income tax purposes), (3) subdivide its outstanding shares of Class A common stock into a greater number of shares of Class A common stock or (4) combine its outstanding shares of Class A common stock into a smaller number of shares of Class A common stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A common stock which he would have owned immediately following such action had such Securities been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

         (b) In case the Company shall issue rights, options or warrants to all holders of Class A common stock entitling them to subscribe for or purchase shares of Class A common stock (or securities convertible into Class A common stock) at a price per share (or having a conversion price per share) less than the Current Market Price per share (as determined pursuant to subsection (f) below) of the Class A common stock on the record date for determining the holders of the Class A common stock entitled to receive such rights, options or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Class A common stock outstanding as of the close of business on such record date plus the number of shares of Class A common stock which the aggregate offering price of the total number of shares of Class A common stock so offered (to the holders of outstanding Class A common stock) for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price (as determined pursuant to subsection (f) below), and of which the denominator shall be the number of shares of Class A common stock outstanding on such record date plus the number of additional shares of Class A common stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date. For the purposes of this subsection (b), the number of shares of Class A common stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of such Class A common stock. The Company shall not issue any rights, options or warrants in respect of shares of Class A common stock held in the treasury of the Company. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Class A common stock at less than the Current Market Price, and in determining the aggregate offering price of such shares of Class A common stock, there shall be taken into account any consideration received by the Company for such rights, warrants, or options, the value of such consideration, if any, other than cash, to be determined by the Board of Directors.

         (c) In case the Company shall distribute to all holders of Class A common stock shares of Capital Stock of the Company (other than Class A common stock), evidences of indebtedness, cash, rights, options or warrants entitling the holders thereof to subscribe for or purchase securities (other than rights, options or warrants described in subsection (b) above) or other assets (including securities of Persons other than the Company but excluding (i) dividends or distributions paid exclusively in cash except as described in subsection (d) below, (ii) dividends and distributions described in subsection (a) above and (iii) distributions in connection with the consolidation, merger or transfer of assets covered by Section 5.13), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in subsection (f) below) of the Class A common stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution delivered to the Trustee) of the portion of the evidences of indebtedness, shares of Capital Stock, cash, rights, options, warrants or other assets so distributed applicable to one share of Class A common stock (determined on the basis of the number of shares of the Class A common stock outstanding on the record date), and of which the denominator shall be such Current Market Price of the Class A common stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Class A common stock entitled to receive such distribution. Notwithstanding the foregoing, in case the Company shall distribute rights, options or warrants to subscribe for additional shares of the Company's Capital Stock (other than rights, options or warrants referred to in subsection (b) above) ("Rights") to all holders of Class A common stock, the Company may, in lieu of making any adjustment pursuant to the foregoing provisions of this Section 5.06(c), make proper provision so that each holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Class A common stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Class A common stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Class A common stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

         (d) In case the Company shall, by dividend or otherwise, at any time make a distribution to all holders of its Class A common stock exclusively in cash (including any distributions of cash out of current or retained earnings of the Company but excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to paragraph (c) of this Section) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions made exclusively in cash to all holders of Class A common stock within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution (the "Distribution Record Date") and in respect of which no Conversion Price adjustment pursuant to paragraph (c) or (e) of this Section or this paragraph (d) has been made plus
(y) the aggregate amount of all Excess Payments in respect of any tender offers or other negotiated transactions by the Company or any of its Subsidiaries for Class A common stock concluded within the 12 months preceding the Distribution Record Date and in respect of which no Conversion Price adjustment pursuant to paragraphs (c) or (e) of this Section or this paragraph (d) has been made, exceeds 12 1/2% of the product of the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Distribution Record Date multiplied by the number of shares of Class A common stock outstanding on the Distribution Record Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (d) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Distribution Record Date less the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable within such 12-month period (including, without limitation, the distribution in respect of which such adjustment is being made) applicable to one share of Class A common stock (which shall be determined by dividing the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable with respect to outstanding shares of Class A common stock within such 12 months (including, without limitation, the distribution in respect of which such adjustment is being made) by the number of shares of Class A common stock outstanding on the Distribution Record Date) and the denominator shall be such Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Distribution Record Date, such reduction to become effective immediately prior to the opening of business on the day following the Distribution Record Date.

         (e) In case a tender offer or other negotiated transaction made by the Company or any Subsidiary of the Company for all or any portion of the Class A common stock shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the aggregate amount of such Excess Payment, together with the sum of (x) the aggregate amount of any distributions, by dividend or otherwise, to all holders of the Class A common stock made in cash (including any distributions of cash out of current or retained earnings of the Company) within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "Purchase Date"), and as to which no adjustment in the Conversion Price pursuant to paragraph (c) or paragraph (d) of this Section or this paragraph (e) has been made plus (y) the aggregate amount of all Excess Payments in respect of any other tender offers or other negotiated transactions by the Company or any of its Subsidiaries for Class A common stock concluded within the 12 months preceding the Purchase Date and in respect of which no adjustment in the Conversion Price pursuant to paragraph (c) or (d) of this Section or this paragraph (e) has been made, exceeds 12 1/2% of the product of the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Purchase Date multiplied by the number of shares of Class A common stock outstanding on the Purchase Date (including any tendered shares but excluding any shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (e) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Purchase Date less the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable within such 12 month period (including, without limitation, the Excess Payment in respect of which such adjustment is being made) applicable to one share of Class A common stock (which shall be determined by dividing the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable with respect to out standing shares of Class A common stock within such 12 months (including, without limitation, the Excess Payment in respect of which such adjustment is being made) by the number of shares of Class A common stock outstanding on the Purchase Date) and the denominator shall be such Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Purchase Date, such reduction to become effective immediately prior to the opening of business on the day following the Purchase Date.

         (f) The "Current Market Price" per share of Class A common stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Business Days ending on the last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or such warrants or such other distribution or such tender offer or other negotiated transaction through such last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

         (g) "Excess Payment" means the excess of (i) the aggregate of the cash and fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution delivered to the Trustee) of other consideration paid by the Company or any of its Subsidiaries with respect to the shares acquired in a tender offer or other negotiated transaction over (ii) the Daily Market Price on the Trading Day immediately following the completion of the tender offer or other negotiated transaction multiplied by the number of acquired shares.

         (h) The Company reserves the right to make such reductions in the Conversion Price in addition to those required in the foregoing provisions as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients.

         (i) The Company from time to time may decrease the Conversion Price by any amount for any period of at least 20 days (which decrease is irrevocable during such period), in which case the Company shall give at least 15 days' notice of such decrease, if the Board of Directors has made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive; provided however that in no case shall the Company decrease the Conversion Price to less than 80% of the Current Market Price. No such decrease shall be taken into account for purposes of determining whether the Current Market Price of the Class A common stock exceeds the Conversion Price by 105% in connection with an event which otherwise would be a Change of Control.

         (j) In any case in which this Section 5.06 shall require that an adjustment be made immediately following a record date for an event, the Company may elect to defer, until such event, issuing to the holder of any Security converted after such record date the shares of Class A common stock and other Capital Stock of the Company issuable upon such conversion over and above the shares of Class A common stock and other Capital Stock of the Company issuable upon such conversion on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

         Section 5.07. NO ADJUSTMENT. No adjustment in the Conversion Price shall be required until cumulative adjustments amount to 1.0% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 5.07 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article V shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Class A common stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Class A common stock.

         Section 5.08. OTHER ADJUSTMENTS.

         (a) In the event that, as a result of an adjustment made pursuant to
Section 5.06 above, the holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of its Class A common stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Class A common stock contained in this Article V.

         (b) In the event that any shares of Class A common stock issuable upon exercise of any of the rights, options or warrants referred to in Section 5.06(b) and Section 5.06(c) hereof are not delivered prior to the expiration of such rights, options, or warrants, the Conversion Price shall be readjusted to the Conversion Price which would otherwise have been in effect had the adjustment made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of such rights, options and warrants which were actually exercised.

         (c) In any case in which Section 5.06 shall require that an adjustment be made immediately following a record date for a dividend or distribution and the dividend or distribution does not occur, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

         Section 5.09. [INTENTIONALLY LEFT BLANK].

         Section 5.10. [INTENTIONALLY LEFT BLANK].

         Section 5.11. NOTICE OF ADJUSTMENT. Whenever the Conversion Price is adjusted, the Company shall promptly mail (or cause the Trustee to mail at the Company's expense) to Noteholders at the addresses appearing on the Registrar's books a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it.

         Section 5.12. NOTICE OF CERTAIN TRANSACTIONS. In the event that:

                  (a) the Company takes any action which would require an adjustment in the Conversion Price;

                  (b) the Company takes any action that would require a supplemental indenture pursuant to Section 5.13; or

                  (c) there is a dissolution or liquidation of the Company;

the Company shall mail (or cause the Trustee to mail at the Company's expense) to Noteholders at the addresses appearing on the Registrar's books and the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (a), (b) or (c) of this
Section 5.12.

         Section 5.13. EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS, CONTINUANCES OR SALES ON CONVERSION PRIVILEGE. If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Class A common stock issuable upon conversion of Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Class A common stock, (iii) any continuance in a new jurisdiction which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value) in, outstanding shares of Class A common stock, or (iv) any sale or conveyance of all or substantially all of the property of the Company (determined on a consolidated basis), then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, continuance, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form satisfactory to the Trustee providing that the holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, continuance, sale or conveyance by a holder of the number of shares of Class A common stock deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, continuance, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this
Article V. The foregoing, however, shall not in any way affect the right a holder of a Security may otherwise have, pursuant to clause (ii) of the last sentence of subsection (c) of Section 5.06, to receive Rights upon conversion of a Security. If, in the case of any such consolidation, merger, continuance, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Class A common stock includes shares of stock or other securities and property of a corporation or other business entity other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, continuance, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation or other business entity and shall contain such additional provisions to protect the interests of the holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this
Section 5.13 shall similarly apply to successive consolidations, mergers, continuances, sales or conveyances.

         In the event the Company shall execute a supplemental indenture pursuant to this Section 5.13, the Company shall promptly file with the Trustee
(x) an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, continuance, sale or conveyance and any adjustment to be made with respect thereto and (y) an Opinion of Counsel stating that all conditions precedent relating to such transaction have been complied with, and shall promptly mail (or cause the Trustee to mail at the Company's expense) notice thereof to all holders.

         Section 5.14. TRUSTEE'S DISCLAIMER. The Trustee has no duty to determine when an adjustment under this Article V should be made, how it should be made or what such adjustment should be or whether a supplemental indenture is required by this Article V, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying in good faith upon the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 5.11. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article V, except as provided in Article IX.

         The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 5.13, but, except as provided in Article IX, may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 5.13.

         Section 5.15. CANCELATION OF CONVERTED SECURITIES. All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in
Section 2.11.

         Section 5.16. RESTRICTION ON CLASS A COMMON STOCK ISSUABLE UPON CONVERSION. (a) Shares of Class A common stock to be issued upon conversion of Securities prior to the effectiveness of a Shelf Registration Statement shall be physically delivered in certificated form to the holders converting such Securities and the certificate representing such shares of Class A common stock shall bear the Restricted Common Stock Legend unless removed in accordance with
Section 5.16(c).

         (b) If (i) shares of Class A common stock to be issued upon conversion of a Security prior to the effectiveness of a Shelf Registration Statement are to be registered in a name other than that of the holder of such Security or
(ii) shares of Class A common stock represented by a certificate bearing the Restricted Common Stock Legend are transferred subsequently by such holder, then, unless the Shelf Registration Statement has become effective and such shares are being transferred pursuant to the Shelf Registration Statement, the holder must deliver to the transfer agent for the Class A common stock a certificate in substantially the form of Exhibit E as to compliance with the restrictions on transfer applicable to such shares of Class A common stock and neither the transfer agent nor the registrar for the Class A common stock shall be required to register any transfer of such Class A common stock not so accompanied by a properly completed certificate.

         (c) Except in connection with a Shelf Registration Statement, if certificates representing shares of Class A common stock are issued upon the registration of transfer, exchange or replacement of any other certificate representing shares of Class A common stock bearing the Restricted Common Stock Legend, or if a request is made to remove such Restricted Common Stock Legend from certificates representing shares of Class A common stock, the certificates so issued shall bear the Restricted Common Stock Legend, or the Restricted Common Stock Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which, in the case of a transfer not made pursuant to Rule 144A or Regulation S under the Securities Act, may include an opinion of counsel pursuant to the federal securities laws, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144, Regulation S or another applicable exemption under the Securities Act or that such shares of Class A common stock are securities that are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision to the Company of such reasonably satisfactory evidence, the Company shall cause the transfer agent for the Class A common stock to countersign and deliver certificates representing shares of Class A common stock that do not bear the legend.

                                   ARTICLE VI

                                  SUBORDINATION

         Section 6.01. AGREEMENT TO SUBORDINATE. The Company, for itself and its successors, and each Noteholder, by his acceptance of Securities, agree that the payment of the principal of and premium, if any, interest, Liquidated Damages, if any, and any other amounts due on the Securities is subordinated in right of payment, to the extent and in the manner stated in this Article VI, to the prior payment in full of all existing and future Senior Debt. Anything herein to the contrary notwithstanding, the provisions of this Article VI shall not be applicable with respect to any Liquidated Damages payable in respect of shares of Class A common stock issued on conversion of Securities.

         Section 6.02. NO PAYMENT ON SECURITIES IF SENIOR DEBT IN DEFAULT. Anything in this Indenture to the contrary notwithstanding, no payment on account of principal of or premium, if any, interest or Liquidated Damages, if any on or other amounts due on the Securities (including the making of a deposit pursuant to Section 3.05 or 3.08(f)), and no redemption, purchase, or other acquisition of the Securities, shall be made by or on behalf of the Company unless (i) full payment of all amounts then due for principal of and interest on, and of all other amounts then due on, all Senior Debt has been made or duly provided for pursuant to the terms of the instruments governing such Senior Debt and (ii) at the time for, and immediately after giving effect to, such payment, redemption, purchase or other acquisition, there shall not exist under any Senior Debt, or any agreement pursuant to which any Senior Debt is issued, any default which shall not have been cured or waived and which default shall have resulted in the full amount of such Senior Debt being declared due and payable. In addition, if the Trustee shall receive written notice from the holders of Designated Senior Debt or their Representative (a "Payment Blockage Notice") that there has occurred and is continuing under such Designated Senior Debt, or any agreement pursuant to which such Designated Senior Debt is issued, any default, which default shall not have been cured or waived, giving the holders of such Designated Senior Debt the right to declare such Designated Senior Debt immediately due and payable, then, anything in this Indenture to the contrary notwithstanding, no payment on account of the principal of or premium, if any, interest or Liquidated Damages, if any, on or any other amounts due on the Securities (including, without limitation, the making of a deposit pursuant to Section 3.05 or 3.08(f)), and no redemption, purchase or other acquisition of the Securities, shall be made by or on behalf of the Company during the period (the "Payment Blockage Period") commencing on the date of receipt of the Payment Blockage Notice and ending (unless earlier terminated by notice given to the Trustee by the holders or the Representative of the holders of such Designated Senior Debt) on the earlier of (a) the date on which such default shall have been cured or waived or (b) 180 days from the receipt of the Payment Blockage Notice. Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in Section 6.01 and the first sentence of this Section 6.02), unless the holders of such Designated Senior Debt or the Representative of such holders shall have accelerated the maturity of such Designated Senior Debt, the Company may resume payments on the Securities after the end of such Payment Blockage Period. Not more than one Payment Blockage Notice may be given in any consecutive 365-day period, irrespective of the number of defaults with respect to Senior Debt during such period.

         In the event that, notwithstanding the provisions of this Section 6.02, payments are made by or on behalf of the Company in contravention of the provisions of this Section 6.02, such payments shall be held by the Trustee, any Paying Agent or the holders, as applicable, in trust for the benefit of, and shall be paid over to and delivered to, the Representatives of the holders of Senior Debt or the trustee under the indenture or other agreement (if any), pursuant to which any instruments evidencing any Senior Debt may have been issued for application to the payment of all Senior Debt ratably according to the aggregate amounts remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with the terms of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         The Company shall give prompt written notice to the Trustee and any Paying Agent of any default or event of default under any Senior Debt or under any agreement pursuant to which any Senior Debt may have been issued.

         Section 6.03. DISTRIBUTION ON ACCELERATION OF SECURITIES; DISSOLUTION AND REORGANIZATION; SUBROGATION OF SECURITIES.

         (a) If the Securities are declared due and payable because of the occurrence of an Event of Default, the Company shall give prompt written notice to the holders of all Senior Debt or to the Representatives or trustee(s) for such Senior Debt of such acceleration. The Company may not pay the principal of, or premium, if any, interest or Liquidated Damages, if any, on, or any other amounts due on, the Securities until five Business Days after such holders, Representatives or trustee(s) of Senior Debt receive such notice and, thereafter, the Company may pay the principal of, and premium, if any, interest and Liquidated Damages, if any, on, and any other amounts due on, the Securities only if the provisions of this Article VI permit such payment.

         (b) Upon (i) any acceleration of the principal amount due on the Securities because of an Event of Default or (ii) any direct or indirect distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

                  (1) the holders of all Senior Debt shall first be entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the holders are entitled to receive payment on account of the principal of, or premium, if any, interest or Liquidated Damages, if any, on, or any other amounts due on, the Securities (other than payments of Junior Securities);

                  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior Securities), to which the holders or the Trustee would be entitled (other than in respect of amounts payable to the Trustee pursuant to Section 9.07) except for the provisions of this Article, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution, directly to the holders of Senior Debt (or their Representative(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on and other amounts due on the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                  (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior Securities), shall be received by the Trustee (other than in respect of amounts payable to the Trustee pursuant to Section 9.07) or the holders before all Senior Debt is paid in full, such payment or distribution shall be held in trust for the benefit of, and be paid over to upon request by a holder of Senior Debt, to the holders of the Senior Debt remaining unpaid or their Representatives or trustee(s) acting on their behalf, ratably as aforesaid, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

         Subject to the payment in full of all Senior Debt, the holders shall be subrogated to the rights of the holders of Senior Debt to receive payments and distributions of cash, property or securities of the Company, applicable to the Senior Debt until the principal of, and premium, if any, interest and Liquidated Damages, if any, on, and all other amounts payable in respect of the Securities shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Debt of cash, property or securities which otherwise would have been payable or distributable to holders shall, as between the Company, its creditors other than the holders of Senior Debt, and the holders, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders, on the one hand, and the holders of Senior Debt, on the other hand.

         Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (i) impair, as between the Company and its creditors other than the holders of Senior Debt, the obligation of the Company, which is absolute and unconditional, to pay to the holders the principal of, premium, if any, on, and interest and Liquidated Damages, if any, on, the Securities as and when the same shall become due and payable in accordance with the terms of the Securities, (ii) affect the relative rights of the holders and creditors of the Company other than holders of Senior Debt or, as between the Company and the Trustee, the obligations of the Company to the Trustee, or (iii) prevent the Trustee or the holders from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt in respect of cash, property and securities of the Company received upon the exercise of any such remedy.

         Upon distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 9.01 hereof, and the holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt. Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent the good faith application by the Trustee of any moneys which were deposited with it hereunder, prior to its receipt of written notice of facts which would prohibit such application, for the purpose of the payment of or on account of the principal of, premium, if any, on, interest or Liquidated Damages, if any, on, the Securities unless, prior to the date on which such application is made by the Trustee, the Trustee shall be charged with actual notice under Section 6.03(d) hereof of the facts which would prohibit the making of such application.

         (c) The provisions of this Article shall not be applicable to any cash, properties or securities received by the Trustee or by any holder of the Securities when received as a holder of Senior Debt and nothing in Section 9.11 hereof or elsewhere in this Indenture shall deprive the Trustee or such holder of the Securities of any of its rights as such holder of Senior Debt.

         (d) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. The Trustee, subject to the provisions of Section
9.01 hereof, shall be entitled to assume that no such fact exists unless the Company or any holder of Senior Debt or any trustee therefor has given actual notice thereof to the Trustee. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities pursuant to the provisions in this Article, unless, and until two Business Days after, the Trustee shall have received written notice thereof from the Company or any holder or holders of Senior Debt or from any trustee or Representative therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 9.01 hereof, shall be entitled in all respects conclusively to assume that no such facts exist; provided that if on a date not less than two Business Days immediately preceding the date upon which, by the terms hereof, any such moneys may become payable for any purpose (including, without limitation, to pay the principal of, premium, if any, on, interest or Liquidated Damages, if any, on, any Security), the Trustee shall not have received with respect to such moneys the notice provided for in this Section 6.03(d), then anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         The Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee or Representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt (or a trustee or Representative on behalf of any such holder or holders). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment; nor shall the Trustee be charged with knowledge or the curing or waiving of any default of the character specified in Section 6.02 hereof or that any event or any condition preventing any payment in respect of the Securities shall have ceased to exist, unless and until the Trustee shall have received written notice to such effect.

         (e) The provisions of this Section 6.03 applicable to the Trustee shall (unless the context requires otherwise) also apply to any Paying Agent for the Company.

         Section 6.04. RELIANCE BY SENIOR DEBT ON SUBORDINATION PROVISIONS. Each holder of any Security by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt. Notice of any default in the payment of any Senior Debt, except as expressly stated in this Article, and notice of acceptance of the provisions hereof are, to the extent permitted by law, hereby expressly waived. Except as otherwise expressly provided herein, no waiver, forbearance or release by any holder of Senior Debt under such Senior Debt or under this Article shall constitute a release of any of the obligations or liabilities of the Trustee or holders of the Securities provided in this Article.

         Section 6.05. NO WAIVER OF SUBORDINATION PROVISIONS. Except as otherwise expressly provided herein, no right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the Trustee or the holders of the Securities, without incurring responsibility to the holders of the Securities and without impairing or releasing the subordination provided in this Article VI or the obligations hereunder of the holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Debt;
(iii) release any person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company or any other Person.

         Section 6.06. TRUSTEE'S RELATION TO SENIOR DEBT. The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article in respect of any Senior Debt at any time held by it, to the same extent as any holder of Senior Debt, and nothing in Section 9.11 hereof or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations, as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Debt but shall have only such obligations to such holders as are expressly set forth in this Article.

         Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up or liquidation or reorganization under any applicable Bankruptcy Law of the Company (whether in bankruptcy, insolvency or receivership proceedings or otherwise), the timely filing of a claim for the unpaid balance of such holder's Securities in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any holder or holders of Senior Debt or their Representative or Representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Securities which are required to be paid or delivered to the holders of Senior Debt as provided in this Article and to file and prove all claims therefor and to take all such other action in the name of the holders or otherwise, as such holders of Senior Debt or Representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article.

         Section 6.07. OTHER PROVISIONS SUBJECT HERETO. Except as expressly stated in this Article, notwithstanding anything contained in this Indenture to the contrary, all the provisions of this Indenture and the Securities are subject to the provisions of this Article VI. However, nothing in this Article shall apply to or adversely affect the claims of, or payment to, the Trustee pursuant to Section 9.07 or the right of any holder of Class A common stock issued upon conversion of Securities to receive Liquidated Damages, if any, in respect of such shares of Class A common stock . Notwithstanding the foregoing, the failure to make a payment on account of principal of, premium, if any, on, or interest or Liquidated Damages, if any, on, the Securities by reason of any provision of this Article VI shall not be construed as preventing the occurrence of an Event of Default under Section 8.01.

                                   ARTICLE VII

                                   SUCCESSORS

         Section 7.01. MERGER, CONSOLIDATION OR SALE OF ASSETS. The Company will not consolidate or merge with or into any person (whether or not the Company is the surviving corporation), continue in a new jurisdiction or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets unless:

                  (a) the Company is the surviving corporation (in the case of a merger) or the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia; provided that in the event of the continuation of the Company in the new jurisdiction, the Company must remain a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

                  (b) the corporation formed by or surviving any such consolidation or merger (if other than the Company) or the corporation to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made assumes all the obligations of the Company, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Securities, the Registration Agreement and the Indenture;

                  (c) such sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the Company's properties or assets shall be as an entirety or virtually as an entirety to one corporation and such corporation shall have assumed all the obligations of the Company, pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee, under the Securities, the Registration Agreement and the Indenture;

                  (d) immediately after such transaction no Default or Event of Default exists; and

                  (e) the Company or such corporation shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such transaction and the supplemental indenture, if required, comply with the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.

         Section 7.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 7.01 hereof, the successor corporation (if other than the Company) formed by such consolidation or into or with which the Company is merged or the corporation to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person has been named as the Company herein; provided, however, that the predecessor Company in the case of a sale, assignment, transfer, lease, conveyance or other disposition shall not be released from the obligation to pay the principal of, premium, if any, on and interest and Liquidated Damages, if any, on the Securities.

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

Section 8.01. EVENTS OF DEFAULT. An "Event of Default" occurs if:

     (a) the Company defaults in the payment of any interest or Liquidated Damages on any Security when the same becomes due and payable and the default continues for a period of 30 days; or

     (b) the Company defaults in the payment of any principal of or premium, if any, on any Security when the same becomes due and payable, whether at maturity, upon redemption or otherwise (including, without limitation, failure by the Company to purchase Securities tendered for purchase pursuant to a Designated Event Offer as and when required pursuant to Section 3.08 or Section 4.07 hereof); or

     (c) the Company fails to commence a Designated Event Offer within 30 days of the Company's knowledge of a Designated Event or to observe or perform any covenant or agreement contained in Section 7.01 hereof; or

     (d) the Company fails to observe or perform any other covenant or agreement contained in this Indenture or the Securities required by it to be performed and the failure continues for a period of 60 days after the receipt of written notice by the Company from the Trustee or by the Company and the Trustee from the holders of at least 25% in aggregate principal amount of the then outstanding Securities stating that such notice is a "Notice of Default"; or

     (e) a default under any credit agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Subsidiary of the Company (or the payment of which is Guaranteed by the Company or any of its Subsidiaries), whether such Indebtedness or Guarantee exists on the date of this Indenture or is created hereafter, which default (i) is caused by a failure to pay when due any principal of or interest on such Indebtedness within the grace period, if any, provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity (without such acceleration being rescinded or annulled) and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates $15,000,000 or more and which Payment Default is not cured or which acceleration is not annulled within 30 days after written receipt by the Company from the Trustee or by the Company and the Trustee from any holder of Securities stating that such notice is a "Notice of Default"; or

     (f) a final, non-appealable judgment or final non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any Subsidiaries of the Company and remain unstayed, unbonded or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $15,000,000; or

     (g) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

           (i) commences a voluntary case or proceeding; or

           (ii) consents to the entry of an order for relief against the Company or any Material Subsidiary in an involuntary case or proceeding; or

           (iii) consents to the appointment of a Custodian of the Company or any Material Subsidiary or for all or any substantial part of its property; or

           (iv) makes a general assignment for the benefit of its creditors; or

           (v) take corporate or similar action to effect any of the foregoing;
     or

     (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

           (i) is for relief against the Company or any Material Subsidiary in an involuntary case or proceeding; or

           (ii) appoints a Custodian of the Company or any Material Subsidiary or for all or any substantial part of the property of the Company or any Material Subsidiary; or

           (iii) orders the liquidation of the Company or any Material
     Subsidiary;

and in each case referred to in this paragraph (h) the order or decree remains unstayed and in effect for 60 days.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign bankruptcy, insolvency or similar law. The term "Custodian" means any custodian, receiver, trustee, assignee, sequestor, liquidator or similar official under any Bankruptcy Law.

     Section 8.02. ACCELERATION. If an Event of Default (other than an Event of Default specified in clauses (g) and (h) of Section 8.01 hereof with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Noteholders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare all the Securities to be due and payable. Upon such declaration, the principal of, premium, if any, on and accrued and unpaid interest and Liquidated Damages, if applicable, on the Securities shall be due and payable immediately. If an Event of Default specified in clause (g) or (h) of Section 8.01 hereof occurs with respect to the Company, the principal of, premium, if any, on and accrued and unpaid interest and Liquidated Damages, if any, on the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholder. The Noteholders of a majority in aggregate principal amount of the then outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree, if all amounts payable to the Trustee pursuant to Section 9.07 hereof have been paid and if all existing Events of Default have been cured or waived as provided for herein except nonpayment of principal, premium, if any, interest or Liquidated Damages, if any, that has become due solely because of the acceleration.

     Section 8.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, premium, if any, on or interest and Liquidated Damages, if any, on, the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     Section 8.04. WAIVER OF PAST DEFAULTS. Subject to Section 8.07 hereof, the Noteholders of a majority in aggregate principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the Designated Event Payment, or principal of, premium, if any, on, or interest or Liquidated Damages, if any, on, any Security or in respect of a covenant in or other provision of this Indenture or the Securities which cannot be amended or waived without the consent of each Noteholder affected. When a Default or Event of Default is waived, it is cured and ceases; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 8.05. CONTROL BY MAJORITY. The Noteholders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that may be unduly prejudicial to the rights of other Noteholders, or that may involve the Trustee in personal liability; provided that the Trustee may take any other action deemed appropriate by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification reasonably satisfactory to it against all losses and expenses caused by taking or not taking such action.

     Section 8.06. LIMITATION ON SUITS. A Noteholder may pursue a remedy with respect to this Indenture or the Securities only if:

           (a) the Noteholder gives to the Trustee a written notice of a continuing Event of Default;

           (b) the Noteholders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

           (c) such Noteholder or Noteholders offer and, if requested, provide to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

           (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

           (e) during such 60-day period the Noteholders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

     A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

     Section 8.07. RIGHTS OF NOTEHOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Noteholder of a Security to receive payment of principal of, premium, if any on, and interest and Liquidated Damages, if any, on the Security, on or after the respective due dates expressed in the Security and this Indenture, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder made pursuant to this Section.

     Section 8.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 8.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal, premium, if any, interest and Liquidated Damages, if any, remaining unpaid on the Securities and, to the extent permitted by law, interest on overdue principal, premium, if any, interest and Liquidated Damages, if any and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due under Section 9.07 hereof.

     Section 8.09. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee shall be entitled and empowered, without regard to whether the Trustee or any holder shall have made any demand or performed any other act pursuant to the provisions of this Article and without regard to whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise, by intervention in any proceedings relative to the Company or any other obligor upon the Securities, or to the creditors or property or assets of the Company or any such other obligor or otherwise, to take any and all actions authorized under the TIA in order to have claims of the holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be entitled and empowered in such instances:

           (a) to file and prove a claim or claims for the whole amount of principal and premium, if any, interest, Liquidated Damages, if any, and any other amounts owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including all amounts owing to the Trustee and each predecessor Trustee pursuant to Section 9.07 hereof) and of the holders allowed in any judicial proceedings relating to the Company or other obligor upon the Securities property of the Company or any such other obligor,

           (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or

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


     other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings, and

           (c) to participate as a member, voting or otherwise, of any official committee of creditors approved in such matter and to collect and receive any moneys or other property or assets payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the holders, to pay to the Trustee such amounts as shall be sufficient to cover all amounts owing to the Trustee and each predecessor Trustee pursuant to Section 9.07 hereof.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder of any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

     Section 8.10. PRIORITIES. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

           FIRST: to the Trustee for amounts due under Section 9.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

           SECOND: to the holders of Senior Debt to the extent required by
     Article VI;

           THIRD: to the Noteholders, for amounts due and unpaid on the Securities for principal, premium, if any, interest and Liquidated Damages, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, interest and Liquidated Damages, if any; and

           FOURTH: to the Company or to such other party as a court of competent jurisdiction shall direct.

     Except as otherwise provided in Section 2.12 hereof, the Trustee may fix a record date and payment date for any payment to Noteholders made pursuant to this Section 8.10. At least 15 days before such record date, the Company shall mail to each holder and the Trustee a notice that states the record date, the payment date and amount to be paid. The Trustee may mail such notice in the name and at the expense of the Company.

     Section 8.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a holder pursuant to Section 8.07 hereof, or a suit by Noteholders of more than 10% in principal amount of the then outstanding Securities.

     Section 8.12. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any holder of Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case the Company, the Trustee and the holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding has been instituted.

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


     Section 8.13. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided in Section 2.07 hereof, no right or remedy conferred herein, upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent (to the extent permitted by law) the concurrent assertion or employment of any other appropriate right or remedy.

     Section 8.14. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any holder of any Security to exercise any right or remedy accruing upon any Event of Default shall (to the extent permitted by law) impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VIII or by law to the Trustee or to the holders may (to the extent permitted by law) be exercised from time to time and as often as may be deemed expedient, by the Trustee or by the holders, as the case may be.

                                   ARTICLE IX

                                     TRUSTEE

     Section 9.01. DUTIES OF TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

     (b) Except during the continuance of an Event of Default: (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and, if required by the terms hereof, conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the applicable requirements, if any, of this Indenture. The Trustee may reasonably consult with its legal counsel and rely upon advice from such counsel with respect to legal matters.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that: (i) this paragraph does not limit the effect of paragraph (b) of this
Section 9.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.05 hereof.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 9.01.

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any holders, unless such holder shall have offered to the Trustee security and indemnity reasonably satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     Section 9.02. RIGHTS OF TRUSTEE.

     (a) Subject to the provisions of Section 9.01(a) hereof, the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct or negligence.

     (e) The Trustee shall not be charged with knowledge of any Event of Default under subsection (c), (d), (e), (f) or (g) of Section 8.01 unless either (1) a Trust Officer assigned to its corporate trust department shall have actual knowledge thereof, or (2) the Trustee shall have received notice thereof in accordance with Section 12.02 hereof from the Company or any holder; provided that the Trustee shall comply with the "automatic stay" provisions contained in U.S. Bankruptcy Law, if applicable.

     (f) Prior to the occurrence of an Event of Default hereunder and after the curing and waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debentures, note, other evidence of indebtedness or other paper or document unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the Securities then outstanding; provided that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if advanced by the Trustee, shall be repaid by the Company upon demand. The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions, or agreements on the part of the Company, except as otherwise set forth herein, but the Trustee may, in its discretion, make such further inquiry or investigation into such facts or matters as it may see fit and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney at the sole cost of the Company.

     (g) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

     (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder and to each Agent employed to act hereunder.

     Section 9.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, in the event that the Trustee acquires any conflicting interest (as defined in the TIA) it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as Trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 9.10 and
9.11 hereof.

     Section 9.04. TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or any statement in the Securities (other than its certificate of authentication) or for compliance by the Company with the Registration Agreement.

     Section 9.05. NOTICE OF DEFAULTS. If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Noteholders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default relating to the failure to pay any principal of or premium, if any, interest or Liquidated Damages (including a Designated Event Payment), if any, on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Noteholders.

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


     Section 9.06. REPORTS BY TRUSTEE TO NOTEHOLDERS. Within 60 days after the reporting date stated in Section 12.10, the Trustee shall mail to Noteholders a brief report dated as of such reporting date that complies with TIA Section 313(a) if and to the extent required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b)(2).

     The Trustee shall also transmit by mail all reports as required by TIA
Section 313(c).

     A copy of each report at the time of its mailing to Noteholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

     Section 9.07. COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee from time to time such compensation for its services hereunder as shall be agreed upon from time to time in writing by the Company and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in connection with the performance of its duties hereunder. Such disbursements and expenses may include the reasonable disbursements, compensation and expenses of the Trustee's agents and counsel.

     The Company shall indemnify each of the Trustee and each predecessor Trustee against any and all loss, damage, claim, liability or expense incurred by it in connection with the performance of its duties hereunder except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to notify the Company shall not release the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. If in the reasonable opinion of Trustee's counsel, a conflict of interest exists between the Trustee and the Company with respect to such claim, the Trustee may have separate counsel and the Company shall pay the reasonable fees, disbursements and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

     The obligations of the Company under this Section 9.07 shall survive the resignation or removal of the Trustee and the satisfaction and discharge of the Indenture.

     To secure the Company's payment obligations in this Section, the Trustee shall have a lien on all money or property held or collected by the Trustee in its capacity as Trustee, except money or property held in trust to pay principal of, or premium, if any, interest or Liquidated Damages, if any, on, particular Securities. Such lien shall survive the satisfaction or discharge of the indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 8.01(g) or (h) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     Section 9.08. REPLACEMENT OF TRUSTEE. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

     The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Noteholders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

           (a) the Trustee fails to comply with Section 9.10 hereof, unless the Trustee's duty to resign is stayed as provided in TIA Section 310(b);

           (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

           (c) a Custodian or public officer takes charge of the Trustee or its property; or

           (d) the Trustee becomes incapable of acting.

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


     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Noteholders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Noteholders of at least 10% in principal amount of the then outstanding Securities may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 9.10 hereof, unless the Trustee's duty to resign is stayed as provided in TIA Section 310(b), any Noteholder who has been a bona fide holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 9.07 hereof. Notwithstanding the resignation or replacement of the Trustee pursuant to this
Section 9.08, the Company's obligations under Section 9.07 hereof shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such resignation or replacement.

     Section 9.09. SUCCESSOR TRUSTEE BY MERGER, ETC. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

     In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

     Section 9.10. ELIGIBILITY; DISQUALIFICATION. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and
(5). The Trustee shall always have a combined capital and surplus as stated in
Section 12.10 hereof. The Trustee is subject to TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     Section 9.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                    ARTICLE X

                             DISCHARGE OF INDENTURE

     Section 10.01. TERMINATION OF THE COMPANY'S OBLIGATIONS. This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for and except as further provided below), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (a) either

           (i) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (ii) Securities for whose payment money has theretofore been deposited in trust) have been delivered to the Trustee for cancelation; or

           (ii) all such Securities not theretofore delivered to the Trustee for cancelation

                (A) have become due and payable, or

                (B) will become due and payable at the final maturity date within one year, or

                (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (A), (B) or (C) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds, in trust for such purpose, cash in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancelation, for principal, premium, if any, interest and Liquidated Damages, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the final maturity date or redemption date, as the case may be, in all other cases;

     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.07, the obligations of the Company to pay Liquidated Damages under this Indenture, the Securities and the Registration Agreement and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the provisions of Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.10, 2.11 (second paragraph only),
2.13, 2.15, 3.08, 4.02 (second paragraph only), 4.04, 4.07 and 4.08, Article V and this Article X, shall survive; and, notwithstanding the satisfaction and discharge of this Indenture, the Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture, the Registration Agreement or the Securities. Thereupon, the Trustee upon request of the Company, shall acknowledge in writing the discharge of the Company's obligations under this Indenture, except for those surviving obligations specified above.

     Subject to the provisions of Section 10.02, the Trustee shall hold in trust, for the benefit of the holders, all money deposited with it pursuant to this Section 10.01 and shall apply the deposited money in accordance with this Indenture and the Securities to the payment of the principal of, and premium, if any, interest and Liquidated Damages, if any, on the Securities. Money so held in trust shall not be subject to the subordination provisions of Article VI.

     Section 10.02. REPAYMENT TO COMPANY. The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have first caused notice of such payment to the Company to be mailed to each Noteholder entitled thereto no less than 30 days prior to such payment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York, including, without limitation, The Wall Street Journal (national edition). After payment to the Company, the Trustee and the Paying Agent shall have no further liability with respect to such money and Noteholders entitled to the money must look to the Company for payment as general creditors unless any applicable abandoned property law designates another person.

     Section 10.03. REINSTATEMENT. If the Trustee or any Paying Agent is unable to apply any money in accordance with the second paragraph of Section 10.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 10.01 until such time as the Trustee or such Paying Agent is permitted to apply all such money in accordance with Section 10.01; PROVIDED, HOWEVER, that if the Company has made any payment of the principal of or premium, if any, interest or Liquidated Damages, if any, on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Securities to receive any such payment from the money held by the Trustee or such Paying Agent.

                                   ARTICLE XI

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

     Section 11.01. WITHOUT CONSENT OF NOTEHOLDERS. The Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Noteholder:

           (a) to cure any ambiguity, defect or inconsistency;

           (b) to comply with Sections 5.13 and 7.01 hereof;

           (c) to provide for uncertificated Securities in addition to certificated Securities;

           (d) to make any change that does not adversely affect the legal rights hereunder of any Noteholder;

           (e) to qualify this Indenture under the TIA or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA;

           (f) to make any change that provides any additional rights or benefits to the holders of Securities; or

           (g) to evidence and provide for the acceptance under the Indenture of a successor Trustee.

     Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 11.07 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

     An amendment under this Section may not make any change that adversely affects the rights under Article VI of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or representative thereof authorized to give a consent) consent to such change.

     Section 11.02. WITH CONSENT OF NOTEHOLDERS. Except as provided below in this Section 11.02, the Company and the Trustee may amend or supplement this Indenture or the Securities with the written consent (including consents obtained in connection with any tender or exchange offer for Securities) of the Noteholders of at least a majority in principal amount of the then outstanding Securities. Subject to Sections 8.04 and 8.07 hereof, the Noteholders of a majority in principal amount of the Securities then outstanding may also by their written consent (including consents obtained in connection with any tender offer or exchange offer for Securities) waive any existing Default or Event of Default as provided in Section 8.04 or waive compliance in a particular instance by the

Company with any provision of this Indenture or the Securities. However, without the consent of each Noteholder affected, an amendment, supplement or waiver under this Section may not (with respect to any Securities held by a nonconsenting Noteholder):

           (a) reduce the amount of Securities whose Noteholders must consent to an amendment, supplement or waiver;

           (b) reduce the rate of, or change the time for payment of, interest or Liquidated Damages on any Security;

           (c) reduce the principal of or change the fixed maturity of any Security or alter the redemption provisions with respect thereto (including, without limitation, the amount of any premium payable upon redemption);

           (d) make any Security payable in money other than that stated in the Security;

           (e) make any change in Section 8.04, 8.07 or 11.02 hereof (this sentence);

           (f) waive a default in the payment of the Designated Event Payment or any principal of, or premium, if any, or interest or Liquidated Damages, if any, on, any Security (other than a rescission of acceleration pursuant to Section 8.02 hereof and a waiver of nonpayment of principal, premium, if any, interest or Liquidated Damages, if any, that have become due solely because of such acceleration of the Securities);

           (g) at any time after a Designated Event has occurred, change the time at which the related repurchase or redemption offer must be made or at which the Securities must be repurchased or redeemed pursuant to such offer;

           (h) waive a redemption or repurchase payment payable on any Security;

           (i) make any change in the rights of holders of Securities to receive payment of principal of, or premium, if any, or interest or Liquidated Damages, if any, on, the Securities;

           (j) modify the conversion or subordination provisions in a manner adverse to the holders of the Securities;

           (k) impair the right of Noteholders to convert Securities into Class A common stock of the Company or otherwise to receive any cash, securities or other property receivable by a holder upon conversion of Securities; or

           (l) impair the right of Noteholders to institute suit for enforcement of any payment on or with respect to any Security.

     Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Securities as aforesaid, and upon receipt by the Trustee of the documents described in Section 11.07 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

     To secure a consent of the Noteholders under this Section 11.02, it shall not be necessary for the Noteholders to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     Section 11.03. COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

     Section 11.04. REVOCATION AND EFFECT OF CONSENTS. Until an amendment, supplement or waiver becomes effective, a consent to it by a Noteholder of a Security is a continuing consent by the Holder and every subsequent

Holder of a Security or portion of a Security that evidences the same debt as the consenting Noteholder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Noteholder may revoke the consent as to such Holder's Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment, supplement or waiver.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Noteholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Noteholders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

     After an amendment, supplement or waiver becomes effective it shall bind every Noteholder, unless it is of the type described in any of clauses (a) through (l) of Section 11.02 hereof. In such case, the amendment, supplement or waiver shall bind each Noteholder who has consented to it and every subsequent Noteholder that evidences the same debt as the consenting Noteholder's Security.

     Upon the execution of any supplemental indenture under this Article XI, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. After a supplemental indenture becomes effective, the Company shall mail to holders a notice briefly describing such amendment. The failure to give such notice to all holders, or any defect therein, shall not impair or affect the validity of an amendment under this Article.

     Section 11.05. NOTATION ON OR EXCHANGE OF SECURITIES. The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment, supplement or waiver.

     Failure to make the appropriate notation or issue a new security shall not affect the validity and effect of such amendment, supplement or waiver.

     Section 11.06. TRUSTEE PROTECTED. The Trustee shall sign all supplemental indentures, except that the Trustee may, but need not, sign any supplemental indenture that adversely affects its rights, duties or immunities.

     Section 11.07. TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES. The Company may not sign a supplemental Indenture until the Board of Directors approves it. In executing any supplemental indenture, the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive and (subject to Section 9.01) shall be fully protected in relying upon, in addition to the documents required by Section 12.04, an Officers' Certificate and an Opinion of Counsel stating that:

           (a) such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution, delivery and performance of such supplemental indenture have been satisfied;

           (b) the Company has all necessary corporate power and authority to execute and deliver the supplemental indenture and that the execution, delivery and performance of such supplemental indenture has been duly authorized by all necessary corporate action of the Company;

           (c) the execution, delivery and performance of the supplemental indenture do not conflict with, or result in the breach of or constitute a default under any of the terms, conditions or provisions of (i) this Indenture, (ii) the charter documents or by-laws of the Company, or (iii) any material agreement or instrument to which the Company is subject and of which such counsel is aware;

           (d) to the knowledge of legal counsel writing such Opinion of Counsel, the execution, delivery and performance of the supplemental indenture do not conflict with, or result in the breach of any of the terms, conditions or provisions of (i) any law or regulation applicable to the Company, or (ii) any material order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company;

           (e) such supplemental indenture has been duly and validly executed and delivered by the Company, and this Indenture together with such supplemental indenture constitutes a legal, valid and binding obligation of the Company enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether considered in a proceeding at law or in equity); and

           (f) this Indenture together with such amendment or supplement complies with the TIA.

     Section 11.08. PAYMENT FOR CONSENT. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                   ARTICLE XII

                                  MISCELLANEOUS

     Section 12.01. TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is automatically deemed to be incorporated in this Indenture by the TIA, the incorporated provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

     Section 12.02. NOTICES. Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier (promptly confirmed in writing) or overnight air courier guaranteeing next day delivery to the other's address stated in Section 12.10 hereof. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication to a Noteholder shall be mailed by first-class mail, postage prepaid to his address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it; a notice or communication, however, shall not be effective unless, in the case of the Trustee, actually received.

     If the Company mails a notice or communication to Noteholders, it shall mail a copy to the Trustee and each Agent at the same time.

     All other notices or communications shall be in writing.

     In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by the Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

     Section 12.03. COMMUNICATION BY NOTEHOLDERS WITH OTHER NOTEHOLDERS. Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

     Section 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

           (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

           (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

     In any case where several matters are required by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations by, an Officer or Officer of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate of opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Any Officers' Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representation by an accountant (who may be an employee of the Company), or firm of accountants, unless such Officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid is erroneous.

     Section 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 4.03) shall include:

           (a) a statement that the Persons signing such certificate or rendering such opinion has read such covenant or condition;

           (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

           (c) a statement that, in the opinion of such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     Section 12.06. RULES BY TRUSTEE AND AGENTS. The Trustee may make reasonable rules for action by, or a meeting of, Noteholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

     Section 12.07. LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the State of New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest or Liquidated Damages shall accrue for the intervening period unless the Company shall default in making the payment due on such next succeeding day. If any other operative date for purposes of this Indenture shall occur on a Legal Holiday then for all purposes the next succeeding day that is not a Legal Holiday shall be such operative date.

     Section 12.08. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     Section 12.09. COUNTERPARTS. This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 12.10. VARIABLE PROVISIONS. "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Vice-President, the Chief Financial Officer, the Treasurer, the Secretary, any Assistant Treasurer, any Assistant Secretary or the Controller of the Company.

     The Company initially appoints the Trustee as Paying Agent, Registrar and Conversion Agent, and the Trustee hereby accepts such appointments.

     The first certificate pursuant to Section 4.03 hereof shall be for the fiscal year ending on December 31, 2000.

     The reporting date for Section 9.06 hereof is July 1 of each year. The first reporting date is July 1, 2000.

     The Trustee shall always have a combined capital and surplus of at least $10,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $10,000,000 as set forth in its most recent published annual report of condition; provided that the Trustee's separate capital and surplus shall at all times be at least the amount required by
Section 310(a)(2) of the TIA.

     The Company's address for purposes of the Indenture is:

                  Mail.com, Inc.
                  11 Broadway, 6th Floor
                  New York, New York 10004

                  Attention:  Chief Financial Officer
                  Telephone No.:  (212) 425-4200
                  Telecopier No.:  (212) 425-3487

     The Trustee's address is:

                  American Stock Transfer & Trust Company
                  40 Wall Street, 46th floor
                  New York, New York 10005
                  Attn:  Corporate Trust Department
                  Telephone No.:  (718) 921-8200
                  Telecopier No.:  (718) 236-4588

     The Company or the Trustee may change its address for purposes of this Indenture by written notice to the other.

     Section 12.11. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT REGARD, TO THE EXTENT PERMITTED BY LAW, TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     Section 12.12. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or an Affiliate. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     Section 12.13. SUCCESSORS. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     Section 12.14. SEVERABILITY. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 12.15. TABLE OF CONTENTS, HEADINGS, ETC. The Table of Contents and headings of the Articles and Sections of this Indenture and the Securities have been inserted for convenience of reference only, are not to be considered a part hereof or thereof, and shall in no way modify or restrict any of the terms or provisions hereof or thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                       MAIL.COM, INC., as Company,

                                       By /s DAVID AMBROSIA
                                          -------------------------------------
                                          Name:  David Ambrosia
                                          Title: Executive Vice President and
                                                 General Counsel

                                       AMERICAN STOCK TRANSFER & TRUST COMPANY, as Trustee,

                                       By  /s/ HERBERT J. LEMMER
                                          -------------------------------------
                                          Name:  Herbert J. Lemmer
                                          Title: Vice President

                                                                       EXHIBIT A

                      FORM OF CONVERTIBLE SUBORDINATED NOTE

                           [Global Securities Legend]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

 [Restricted Global Securities Legend--For Inclusion in Global Securities Only]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY THERETO) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

 [Restricted Definitive Security Legend--For Inclusion in Definitive Securities
  Only]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR

OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

No.                                   CUSIP No. [*Global Security:             ]
                                           [**Definitive Security:             ]

                  7.00% Convertible Subordinated Note due 2005
                                 Mail.com, Inc.

     Mail.com, Inc., a Delaware corporation (the "Company"), promises to pay to _________________________________________________________________ or registered assigns, the principal sum [indicated on Schedule A hereof] * [of _________ Dollars ($_________)]** on February 1, 2005.

Interest Payment Dates: February 1 and August 1, commencing August 1, 2000.

Record Dates: January 15 and July 15.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                            [Signature Page Follows]

--------
   * Applicable to Global Securities only.
   ** Applicable to Definitive Securities only.

     IN WITNESS WHEREOF, Mail.com, Inc. has caused this Security to be signed manually or by facsimile by its duly authorized Officers.

                                          MAIL.COM, INC.,

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

Dated:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities described in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER &  TRUST COMPANY, as Trustee,

by
  ----------------------------------
      Authorized Signatory

                                 MAIL.COM, INC.
                  7.00% Convertible Subordinated Note due 2005

     1. INTEREST. Mail.com, Inc., a Delaware corporation (the "Company"), is the issuer of the 7.00% Convertible Subordinated Notes due 2005 (the "Securities"), of which this Security is a part. The Company promises to pay interest on the Securities in cash semiannually on each February 1 and August 1, commencing on August 1, 2000, to holders of record at the close of business on the immediately preceding January 15 or July 15, as the case may be.

     Interest on the Securities will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from January 26, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal of and premium, if any, interest, and Liquidated Damages, if any, on the Securities (in each case without regard to any applicable grace period) at the Default Rate, compounded semiannually.

     2. METHOD OF PAYMENT. The Company will pay interest and Liquidated Damages, if any, on the Securities (except Defaulted Interest) to the Persons who are registered holders of the Securities at the close of business on the record date for the applicable interest payment date even though Securities are canceled after the record date and on or before the interest payment date. The Noteholder hereof must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, interest and Liquidated Damages, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay interest by check payable in such money. It may mail an interest check to a holder's registered address.

     3. PAYING AGENT AND REGISTRAR. The Trustee will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, or Conversion Agent without prior notice.

     4. INDENTURE. The Company issued the Securities under an indenture, dated as of January 26, 2000 (the "Indenture"), between the Company and American Stock Transfer & Trust Company, as Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Noteholders are referred to the Indenture and such Act for a statement of such terms. The Securities are general unsecured obligations of the Company limited to an aggregate principal amount of up to $125,000,000. The Indenture does not limit the ability of the Company or any of its Subsidiaries to incur indebtedness or to grant security interests or liens in respect of their assets.

     5. PROVISIONAL REDEMPTION. Prior to February 5, 2003, the Company may, at its option and to the extent permitted by applicable law, redeem the Securities, in whole or in part, at any time or from time to time (in any integral multiple of $1,000) at the following redemption prices (expressed as percentages of the principal amount), plus accrued and unpaid interest and Liquidated Damages, if any, to, but excluding, the date of redemption (the "Provisional Redemption Date") (subject to the rights of holders of record on the relevant record date to receive interest and Liquidated Damages, if any, due on the corresponding Interest Payment Date), if the Daily Market Price of the Class A common stock equals or exceeds the following percentages of the Conversion Price then in effect for at least 20 out of 30 consecutive days on which the Nasdaq National Market is open for the transaction of business prior to the date notice is delivered pursuant to Section 3.03 of the Indenture:

                                                                   PERCENTAGE OF
PERIOD                              REDEMPTION PRICE            CONVERSION PRICE
------                              ----------------            ----------------
January 26, 2000 through
  January 31, 2001 .................      107.00%                        170%

February 1, 2001 through
  January 31, 2002 .................      105.60%                        160%

February 1, 2002 through
  February 4, 2003 .................      104.20%                        150%

     On or after the Provisional Redemption Date, interest and Liquidated Damages, if any, will cease to accrue on the Securities, or portions thereof, called for redemption unless the Company shall default in the payment of the redemption price and accrued interest and Liquidated Damages, if any, payable on the redemption date on the Securities to be redeemed. If the Company undertakes a Provisional Redemption, holders of Securities that the Company calls for redemption will also receive a payment (the "Additional Payment") in an amount equal to the present value of the aggregate value of the interest payments that would thereafter have been payable on the Securities from the Provisional

Redemption Date to, but excluding, February 5, 2003 (the "Additional Period"). The present value will be calculated using the bond equivalent yield on U.S. Treasury notes or bills having a term nearest in length to that of the Additional Period as of the day immediately preceding the date on which a notice of Provisional Redemption is mailed.

     6. OPTIONAL REDEMPTION. Except as specified in paragraph 5, the Securities are not redeemable at the Company's option prior to February 5, 2003. On such date and thereafter, the Securities will be subject to redemption at the option of the Company, in whole or in part, at any time or from time to time (in any integral multiple of $1,000), at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the period beginning February 1 of the years indicated (February 5 in the case of 2003) and ending on January 31 of the following year:

              Year                                 Redemption Price
              2003..............................      102.80%
              2004..............................      101.40%

in each case plus accrued and unpaid interest and Liquidated Damages, if any, to (but excluding) the redemption date (the "Optional Redemption Date") (subject to the right of holders of record on the relevant record date to receive interest and Liquidated Damages, if any, due on the corresponding interest payment date). On or after the Optional Redemption Date, interest and Liquidated Damages, if any, will cease to accrue on the Securities, or portions thereof, called for redemption unless the Company shall default in the payment of the redemption price and accrued interest and Liquidated Damages, if any, payable on the redemption date on the Securities to be redeemed.

     7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed at his address of record. Securities in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee in accordance with the Indenture. Unless the Company defaults in making such redemption payment (including accrued interest and Liquidated Damages, if any), or a Paying Agent is prohibited from making such payment pursuant to the Indenture, by law or otherwise, interest and Liquidated Damages, if applicable, cease to accrue on the Securities or portions of them called for redemption on and after the redemption date.

     If this Security is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest and Liquidated Damages, if any, will be paid to the person in whose name this Security is registered at the close of business on such record date.

     8. MANDATORY REDEMPTION. The Company will not be required to make mandatory redemption payments with respect to the Securities. There are no sinking fund payments with respect to the Securities.

     9. REPURCHASE AT OPTION OF HOLDER. If there is a Designated Event, the Company shall be required to offer to purchase on the Designated Event Payment Date all outstanding Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the Designated Event Payment Date (subject to the right of holders of record on the relevant record date to receive interest and Liquidated Damages, if any, due on the corresponding interest payment date); provided that, on the terms and subject to the conditions set forth in the Indenture, the Company shall not be required to offer to purchase the Securities as aforesaid if the Company has given notice of redemption of all of the outstanding Securities to holders in accordance with the Indenture. Holders of Securities that are subject to an offer to purchase will receive a Designated Event Offer from the Company prior to any related Designated Event Payment Date and holders of Definitive Securities may elect to have such Securities or portions thereof in authorized denominations purchased by completing the form entitled "Option of Noteholder to Elect Purchase" appearing below. Holders of Securities other than Definitive Securities may elect to have such Securities purchased in accordance with the procedures of the Depositary as set forth in the Designated Event Offer materials. Noteholders have the right to withdraw their election by delivering a written notice of withdrawal to the Company or the Paying Agent in accordance with the terms of the Indenture.

     10. SUBORDINATION. The payment of the principal of, premium, if any, on, interest and Liquidated Damages, if any, on and any other amounts due on the Securities is subordinated in right of payment to all existing and future Senior Debt of the Company, as described in the Indenture. Each Noteholder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

     11. CONVERSION. The holder of any Security has the right, exercisable at any time after 90 days following the Issuance Date and prior to the close of business on the Business Day immediately preceding the final maturity date of the Security, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Class A common stock at the initial Conversion Price of $18.95 per share, subject to adjustment under certain circumstances as provided in the Indenture, except that if a Security is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for redemption (unless the Company shall default in making the redemption payment, including interest and Liquidated Damages, if any, when it becomes due, in which case the conversion right shall terminate at the close of business on the date on which such default is cured).

     Beneficial owners of interests in Global Securities may exercise their right of conversion by delivering to the Depositary the appropriate instructions for conversion pursuant to the Depositary's procedures and, in the case of conversions through Euroclear or Cedel Bank, in accordance with Euroclear's or Cedel Bank's normal operating procedures when application has been made to make the underlying Class A common stock eligible for trading on Cedel Bank or Euroclear. To convert a certificated Security, the holder must (1) complete and sign a notice of election to convert substantially in the form set forth below (or complete and manually sign a facsimile thereof) and deliver such notice to a Conversion Agent, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Conversion Agent and (4) pay any transfer or similar tax, if required by the Conversion Agent. Upon conversion, no adjustment or payment will be made for accrued and unpaid interest or Liquidated Damages, if any, on the Securities so converted or for dividends or distributions on, or Liquidated Damages, if any, attributable to, any Class A common stock issued on conversion of the Securities, except that, if any Noteholder surrenders a Security for conversion after the close of business on a record date for the payment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date will be paid on such interest payment date to the person who was the registered holder of such Security on such record date. Any Securities surrendered for conversion during the period after the close of business on any record date for the payment of interest and before the opening of business on the next succeeding interest payment date (except Securities called for redemption on a redemption date or to be repurchased on a Designated Event Payment Date during such period) must be accompanied by payment in an amount equal to the interest and Liquidated Damages, if any, payable on such interest payment date on the principal amount of Securities so converted. The number of shares of Class A common stock issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

     A Definitive Security in respect of which a holder has delivered an "Option of Noteholder to Elect Purchase" form appearing below exercising the option of such holder to require the Company to purchase such Security may be converted only if the notice of exercise is withdrawn as provided above and in accordance with the terms of the Indenture. The above description of conversion of the Securities is qualified by reference to, and is subject in its entirety to, the more complete description thereof contained in the Indenture.

     12. REGISTRATION AGREEMENT. The holder of this Security is entitled to the benefits of a Registration Agreement, dated January 26, 2000, between the Company and the Initial Purchasers (the "Registration Agreement"). Pursuant to the Registration Agreement the Company has agreed for the benefit of the holders of the Securities and the Class A common stock issued and issuable upon conversion of the Securities, that (i) it will, at its cost, within 180 days after the Closing Date, file a shelf registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission (the "Commission") with respect to resales of the Securities and the Class A common stock issuable upon conversion thereof, (ii) the Company will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission under the Securities Act within 240 days after the Closing Date and (iii) the Company will keep such Shelf Registration Statement continuously effective under the Securities Act until the earliest of (a) the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' over-allotment option, (b) the date on which the Securities or the Class A common stock issuable upon conversion thereof may be sold to Persons who are not "affiliates" (as defined in Rule 144) of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the Commission under the Securities Act, (c) the date as of which the Securities or the Class A common stock issuable upon conversion thereof have been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force) and (d) the date as of which all the Securities or the Class A common stock issuable upon conversion thereof have been sold pursuant to such Shelf Registration Statement.

     If the Shelf Registration Statement (i) is not filed with the Commission on or prior to 180 days, or has not been declared effective by the Commission within 240 days, after the Closing Date or (ii) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or cease to be usable (including, without limitation, as a result of a Suspension Period as defined below) for the offer and sale of Transfer Restricted Securities (as defined below) for a period of time (including any Suspension Period) which shall exceed 120 days in the aggregate in any 12-month period during the period beginning 240 days after the Closing Date and ending on or prior to the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' over-allotment option (each such event referred to in clauses (i) and (ii) being referred to herein as a "Registration Default"), the Company will pay liquidated damages ("Liquidated Damages") to each holder of Transfer Restricted Securities which has complied with its obligations under the Registration Agreement. The amount of Liquidated Damages payable during any period in which a Registration Default shall have occurred and be continuing is that amount which is equal to one-quarter of one percent (25 basis points) per annum per $1,000 principal amount of Securities and $2.50 per annum per 52.7704 shares of Class A common stock (subject to adjustment from time to time in the event of a stock split, stock recombination, stock dividend and the like) constituting Transfer Restricted Securities for the first 90 days during which a Registration Default has occurred and is continuing and one-half of one percent (50 basis points) per annum per $1,000 principal amount of Securities and $5.00 per annum per 52.7704 shares of Class A common stock (subject to adjustment as set forth above) constituting Transfer Restricted Securities for any additional days during which such Registration Default has occurred and is continuing. The Company will pay all accrued Liquidated Damages by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, and Liquidated Damages will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Following the cure of a Registration Default, Liquidated Damages will cease to accrue with respect to such Registration Default.

     "Transfer Restricted Securities" means each Security and each share of Class A common stock issued on conversion thereof until the date on which such Security or share, as the case may be, (i) has been transferred pursuant to the Shelf Registration Statement or another registration statement covering such Security or share which has been filed with the Commission pursuant to the Securities Act, in either case after such registration statement has become and while such registration statement is effective under the Securities Act, (ii) has been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or (iii) may be sold or transferred pursuant to Rule 144(k) under the Securities Act (or any similar provision then in force).

     Pursuant to the Registration Agreement, the Company may suspend the use of the prospectus which is a part of the Shelf Registration Statement for a period not to exceed 60 days in any three-month period or for three periods not to exceed an aggregate of 120 days in any twelve-month period under certain circumstances (each, a "Suspension Period"); provided that the existence of a Suspension Period will not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Liquidated Damages.

     The above description of certain provisions of the Registration Agreement is qualified by reference to, and is subject in its entirety to, the more complete description thereof contained in the Registration Agreement.

     13. DENOMINATIONS, TRANSFER, EXCHANGE AND REPLACEMENT. The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered, and Securities may be exchanged, as provided in the Indenture. The Registrar may require a Noteholder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption (except the unredeemed portion of any Security being redeemed in part). Also, it need not exchange or register the transfer of any Security for a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing. Replacement Securities for lost, stolen or mutilated Securities may be issued in accordance with the terms of the Indenture.

     14. PERSONS DEEMED OWNERS. The registered Noteholder of a Security may be treated as its owner for all purposes.

     15. UNCLAIMED MONEY. If money for the payment of principal of or premium, if any, interest or Liquidated Damages, if any, on Securities remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, Noteholders of Securities entitled to the money must look to the Company for payment, unless an abandoned property law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

     16. DEFAULTS AND REMEDIES. The Securities shall have the Events of Default as set forth in Section 8.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the

Trustee by notice to the Company or the Noteholders of at least 25% in aggregate principal amount of the then outstanding Securities by notice to the Company and the Trustee may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all unpaid principal, premium, if any, and accrued and unpaid interest and Liquidated Damages, if any, on the Securities shall become due and payable immediately without further action or notice. Upon acceleration as described in either of the preceding sentences, the subordination provisions of the Indenture preclude any payment being made to Noteholders for at least 5 Business Days except as otherwise provided in the Indenture.

     The Noteholders of a majority in principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal, premium, if any, Liquidated Damages, if any, and interest that has become due solely because of the acceleration. Noteholders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Noteholders of a majority in principal amount of the then outstanding Securities issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish compliance certificates to the Trustee annually. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety to, the more complete description thereof contained in the Indenture.

     17. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Noteholders of at least a majority in principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for Securities), and any existing default may be waived with the consent of the Noteholders of a majority in principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for Securities). Without the consent of any Noteholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, defect or inconsistency, to provide for assumption by a successor of the Company's obligations to Noteholders, to make any change that does not adversely affect the rights of any Noteholder, to qualify the Indenture under the TIA, or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.

     18. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

     19. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     20. GOVERNING LAW; INDENTURE TO CONTROL. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE SECURITIES WITHOUT REGARD, TO THE EXTENT PERMITTED BY LAW, TO CONFLICT OF LAW PROVISIONS THEREOF. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS SECURITY ON THE ONE HAND AND THE INDENTURE OR THE REGISTRATION AGREEMENT, ON THE OTHER HAND, THE PROVISIONS OF THE INDENTURE OR THE REGISTRATION AGREEMENT, AS THE CASE MAY BE, SHALL CONTROL.

     21. AUTHENTICATION. The Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

     22. ABBREVIATIONS. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN COM (for tenants in common), TEN ENT (for tenants by the entireties), JT TEN (for joint tenants with right of survivorship and not as tenants in common), CUST (for Custodian), and U/G/M/A (for Uniform Gifts to Minors Act).

     23. DEFINITIONS. Capitalized terms not defined in this Security have the meanings given to them in the Indenture.

     The Company will furnish to any Noteholder of the Securities upon written request and without charge a copy of the Indenture and the Registration Agreement. Request may be made to:

                  Mail.com, Inc.
                  Attention:  Chief Financial Officer
                  11 Broadway, 6th Floor
                  New York, New York 10004

                             CERTIFICATE OF TRANSFER

To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to

-----------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:______________________________________________________________
        (Sign exactly as your name appears on the other side of this Security)

Date: ___________________

Medallion Signature Guarantee: _____________________________

[FOR INCLUSION ONLY IF THIS SECURITY BEARS A RESTRICTED SECURITIES LEGEND] In connection with any transfer of any of the Securities evidenced by this certificate which are "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act), the undersigned confirms that such Securities are being transferred:

CHECK ONE BOX BELOW

         (1)      / /      to the Company; or

         (2)      / /      pursuant to and in compliance with Rule 144A under
                           the Securities Act of 1933; or

         (3)      / /      pursuant to and in compliance with Regulation S
                           under the Securities Act of 1933; or

         (4)      / /      to an institutional "accredited investor" (as
                           defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

         (5)      / /      pursuant to an exemption from registration under the
                           Securities Act of 1933 provided by Rule 144 thereunder.

         Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3), (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such certifications and other information, and if box (5) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933; provided that this paragraph shall not be applicable to any Securities which are not "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities
         Act).

         Your Signature:______________________________________________________
          (Sign exactly as your name appears on the other side of this Security)

         Date:    __________________

Medallion Signature Guarantee:  ________________________________

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

                                   SCHEDULE A

     The initial principal amount of this Global Security shall be $_______. The following increases or decreases in the principal amount of this Global Security have been made:

=============================================================================================================
                   Amount of increase
                   in Principal Amount                                                         Signature of
                   of this Global                                                              authorized
                   Security including      Amount of decrease        Principal Amount of       signatory of
                   upon exercise of        in Principal Amount       this Global Security      Trustee or
                   over-allotment          of this Global            following such            Securities
Date Made          option                  Security                  decrease or increase      Custodian
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

=============================================================================================================

                     OPTION OF NOTEHOLDER TO ELECT PURCHASE

     If you want to elect to have this Security or a portion thereof repurchased by the Company pursuant to Section 3.08 or 4.07 of the Indenture, check the box:
/ /

     If the purchase is in part, indicate the portion ($1,000 or any integral multiple thereof) to be purchased:

------------

               Your Signature:_________________________________________________
                  (Sign exactly as your name appears on the other side of this
                                    Security)

Date:  ____________

Medallion Signature Guarantee: _______________________

                               ELECTION TO CONVERT

To Mail.com, Inc.:

     The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Class A common stock of Mail.com, Inc. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

     The undersigned agrees to be bound by the terms of the Registration Agreement relating to the Class A common stock issued upon conversion of the Securities.

     If you want to convert this Security in whole, check the box below. If you want to convert this Security in part, indicate the portion of this Security to be converted in the space provided below.

     In whole   / /    or    Portion of Security to be converted
                             ($1,000 or any integral multiple thereof):
                             $______________

Date:    ______________    Your Signature:______________________________________
                                          (Sign exactly as your name appears on
                                           the other side of this Security)

Medallion Signature Guarantee:_____________________________________

Please print or typewrite your name and address, including zip code, and social security or other identifying number:

If the Class A common stock is to be issued and delivered to someone other than you, please print or typewrite the name and address, including zip code, and social security or other identifying number of that person:

                                                                       EXHIBIT B

                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                   FROM GLOBAL SECURITY OR DEFINITIVE SECURITY

                             TO DEFINITIVE SECURITY

                  (Transfers pursuant to Section 2.06(a)(ii) or
                     Section 2.06(a)(iii) of the Indenture)

American Stock Transfer & Trust Company, as Registrar

         Attn:  Corporate Trust Department

         Re: Mail.com, Inc. 7.00% Convertible Subordinated Notes DUE 2005 (THE "SECURITIES")

     Reference is hereby made to the Indenture dated as of January 26, 2000 (the "Indenture") between Mail.com, Inc. and American Stock Transfer & Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

     This letter relates to U.S. $      aggregate principal amount of Securities
which are held [in the form of a [Definitive] [Global Security (CUSIP No. _____________)]* in the name of [name of transferor] (the "Transferor") to effect the transfer of the Securities.

     In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Securities and the Indenture and (ii) to a transferee that the Transferor reasonably believes is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the U.S. Securities Act of 1933, as amended) (an "Institutional Accredited Investor") which is acquiring such Securities for its own account or for one or more accounts, each of which is an Institutional Accredited Investors, over which it exercises sole investment discretion and
(iii) in accordance with applicable securities laws of any state of the United States.

                                  [Name of Transferor],

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

Dated:

cc:   Mail.com, Inc.
      Attn:  Secretary
      11 Broadway, 6th Floor
      New York, New York 10004

--------
   * Insert, if appropriate.

                                                                       EXHIBIT C

               FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE
      (Transfers pursuant to Section 2.06(a)(ii) and Section 2.06(a)(iii))

American Stock Transfer & Trust Company, as Registrar

Attn:  Corporate Trust Department

      Re: Mail.com, Inc. 7.00% Convertible Subordinated Notes DUE 2005 (THE "SECURITIES")

     Reference is hereby made to the Indenture dated as of January 26, 2000 (the "Indenture") between Mail.com, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

     In connection with our proposed purchase of $       aggregate principal
amount of the Securities, which are convertible into shares of Class A common stock ("Class A common stock") of the Company, we confirm that:

           1. We understand that the Securities and the Class A common stock issuable upon conversion thereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Securities are being transferred to us in a transaction not involving any public offering within the meaning of the Securities Act, (y) that if we should resell, pledge or otherwise transfer any such Securities or any shares of Class A common stock issuable upon conversion thereof prior to the later of (I) the expiration of the holding period under Rule 144(k) (or any successor thereto) under the Securities Act which is applicable to such Securities or shares of Class A common stock , as the case may be, or (II) within three months after we cease to be an affiliate (within the meaning of Rule 144 under the Securities Act) of the Company, such Securities or the Class A common stock issuable upon conversion thereof may be resold, pledged or transferred only (i) to the Company, (ii) so long as such Securities are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) ("QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Securities), it being understood that the Class A common stock is not eligible for resale pursuant to Rule 144A, (iii) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Regulation S under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Securities or on a comparable Certificate of Transfer for the Class A common stock issuable upon conversion thereof), (iv) to an institution that is an "accredited investor" as defined in Rule 501 (a) (1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor") (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Securities or on a comparable Certificate of Transfer for the Class A common stock issuable upon conversion thereof) that is acquiring the securities for its own account or for the account of one or more other Institutional Accredited Investors over which it exercises sole investment discretion and that prior to such transfer, delivers a signed letter to the Company and the Trustee (or the transfer agent in the case of Class A common stock issuable upon conversion thereof) certifying that it and each such account is such an Institutional Accredited Investor and is acquiring the Securities or the Class A common stock issuable upon conversion thereof for investment purposes and not for distribution and agreeing to the restrictions on transfer of the Securities or the Class A common stock issuable upon conversion thereof, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act (as indicated by the box checked transferor on the Certificate of Transfer on the reverse of the certificate for the Securities or a comparable Certificate of Transfer for the Class A common stock issuable upon conversion thereof), or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Securities or the Class A common stock issuable upon conversion thereof from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Securities or the Class A common stock issuable upon conversion thereof (other than a transfer pursuant to clause (vi) above) by us that the Company and the Trustee (or the transfer agent in the case of Class A common stock issuable upon conversion thereof) may request, and if so requested we will furnish, such certificates and other information and, in the case of a transfer pursuant to clause (v) above, a legal opinion as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions. Finally, we understand that in any case we will not directly or indirectly engage in any hedging transactions with regard to the Securities or the Class A common stock issuable upon conversion of the Securities except as permitted by the Securities Act.

           2. We are able to fend for ourselves in connection with our purchase of the Securities, we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment and can afford the complete loss of such investment.

           3. We understand that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, agreements and warranties and we agree that if any of the acknowledgments, representations, agreements or warranties made or deemed to have been made by us by our purchase of the Securities, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Company.

           4. With respect to the certificates representing Securities we are purchasing, we understand that such certificates will be in definitive registered form and that the notification requirement referred to in (1) above requires that, until the expiration of the holding period with respect to sales of the Securities under clause (k) of Rule 144 under the Securities Act, that such Securities will bear a legend substantially to the following effect:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD UNDER RULE 144(k) (OR ANY SUCCESSOR THERETO) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS SECURITY OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT ("INSTITUTIONAL ACCREDITED INVESTOR") (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO THE COMPANY AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER MAY BE OBTAINED FROM THE TRUSTEE, (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO A TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (6) ABOVE), THE HOLDER OF THIS SECURITY MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AND, IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (5) ABOVE, A LEGAL OPINION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902

UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT."



           5. With respect to certificates representing shares of Class A common stock issuable upon conversion of the Securities, we understand that the notification requirement referred to in (1) above requires that, until the expiration of the holding period with respect to sales of such Class A common stock under clause (k) of Rule 144 under the Securities Act, such certificates will bear a legend substantially to the effect set forth as Exhibit D to the Indenture and that a copy of such legend may be obtained from the Trustee.

           6. We are acquiring the Securities purchased by us for investment purposes, and not for distribution, for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we are and each such account is an Institutional Accredited Investor.

           7. You and the Company are entitled to rely on this letter and you and the Company are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                     Very truly yours,

                                     --------------------------------------
                                     (Name of Purchaser)


                                     By:
                                        --------------------------------------
                                     Dated:
                                           -----------------------------------
cc:      Mail.com, Inc.
         Attn:  Chief Financial Officer
         11 Broadway, 6th Floor
         New York, New York 10004

                                                                       EXHIBIT D

                     FORM OF RESTRICTED COMMON STOCK LEGEND

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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
(2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT."

                                                                       EXHIBIT E

                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                           OF RESTRICTED COMMON STOCK

            (Transfers pursuant to Section 5.16(c) of the Indenture)

[NAME AND ADDRESS OF COMMON STOCK TRANSFER AGENT]

         Re: Mail.com, Inc. 7.00% Convertible Subordinated Notes DUE 2005 (THE "SECURITIES")

     Reference is hereby made to the Indenture dated as of January 26, 2000 (the "Indenture") between Mail.com, Inc. and American Stock Transfer & Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

     This letter relates to _________ shares of Class A common stock represented by the accompanying certificate(s) that were issued upon conversion of Securities and which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of such Class A common stock.

     In connection with the transfer of such shares of Class A common stock the undersigned confirms that such shares of Class A common stock are being transferred:

CHECK ONE BOX BELOW

(1)      / /      to the Company; or

(2)      / /      pursuant to and in compliance with Regulation S under the
                  Securities Act of 1933; or

(3)     / /       to an institutional "accredited investor" (as defined in
                  Rule 501(a)(1), (2), (3) or (7) under the Securities Act of
                  1933) that has furnished to the transfer agent a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Company or transfer agent); or

(4)      / /      pursuant to an exemption from registration under the
                  Securities Act of 1933 provided by Rule 144 thereunder.

     Unless one of the boxes is checked, the transfer agent will refuse to register any of the Class A common stock evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2), (3) or (4) is checked, the transfer agent may require, prior to registering any such transfer of the Class A common stock such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the transfer agent of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                     [Name of Transferor],

                                     By
                                        --------------------------------------
                                        Name:
                                        Title:

Dated:

cc:  Mail.com, Inc.
     Attn:  Secretary
     11 Broadway, 6th Floor
     New York, New York 10004

                                       E-1